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                                                                   Exhibit 10.75

EXECUTION COPY

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                  MASTER COLLATERAL AND INTERCREDITOR AGREEMENT

                                      among

                      DEUTSCHE BANK TRUST COMPANY AMERICAS,
                          as Revolver Collateral Agent,

                      DEUTSCHE BANK TRUST COMPANY AMERICAS,
                        as Revolver Administrative Agent,

          THE FACILITY REPRESENTATIVES FROM TIME TO TIME PARTY HERETO,

                      DEUTSCHE BANK TRUST COMPANY AMERICAS,

                           as Master Collateral Agent

                               AFS FUNDING CORP.,

                                       and

                                AFS SENSUB CORP.

                                  as Borrowers

                                       and

                      AMERICREDIT FINANCIAL SERVICES, INC.,

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                           Dated as of August 15, 2002

                      -------------------------------------

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                  MASTER COLLATERAL AND INTERCREDITOR AGREEMENT

         MASTER COLLATERAL AND INTERCREDITOR AGREEMENT dated as of August 15, 2002 among DEUTSCHE BANK TRUST COMPANY AMERICAS, a New York banking organization, as collateral agent for the lenders party to the Credit Agreement referred to below (together with its successors in such capacity, the "Revolver Collateral Agent"), DEUTSCHE BANK TRUST COMPANY AMERICAS, as administrative agent for the lenders party to the Credit Agreement referred to below (together with its successors in such capacity, the "Revolver Administrative Agent"), the financial institutions from time to time party hereto as Facility Representatives (as defined below), DEUTSCHE BANK TRUST COMPANY AMERICAS, a New York banking organization (including any successor thereto, the "Master Collateral Agent"), AFS FUNDING CORP., a Nevada corporation ("AFS Funding") and AFS SENSUB CORP., a Nevada corporation (together with AFS Funding, each, a "Borrower" and collectively, the "Borrowers"), and AMERICREDIT FINANCIAL SERVICES, INC., a Delaware corporation ("ACFS").

                              W I T N E S S E T H :

         WHEREAS, the Borrowers have sold and contemplate selling, from time to time, pools of receivables to various trusts which have issued or may issue various series of notes or certificates (each a "Series") which will be repaid from the proceeds of, or represent an interest in, such pools of receivables;

         WHEREAS, the Borrowers have entered into a Credit Agreement, dated as of August 15, 2002 (as from time to time amended, supplemented or otherwise modified, the "Revolving Credit Agreement"), with certain financial institutions and commercial paper conduits as lenders and agents, the Revolver Administrative Agent, and the Revolver Collateral Agent;

         WHEREAS, the revolving line of credit to the Borrowers under the Credit Agreement will be secured by certain securities of various Series rated at least Ba2 by Moody's and BB by S&P ;

         WHEREAS, the Borrowers wish to provide additional collateral for the obligations outstanding under the Revolving Credit Agreement pursuant to the terms hereof;

         WHEREAS, from time to time, with respect to Series to be issued in the future, the Borrowers intend to enter into agreements with certain parties to provide credit enhancement for such Series in the form of reinsurance, cash collateral account loans, letters of credit or other means;

         WHEREAS, the Borrowers may wish to provide additional collateral to the providers of such credit enhancement pursuant to the terms hereof;

         WHEREAS, the lenders under the Revolving Credit Agreement and such credit enhancement providers wish to have pari passu interests in the collateral pledged and assigned

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hereunder to the extent set forth herein;

         WHEREAS, the Borrowers may from time to time issue promissory notes secured, on a subordinated basis to the extent set forth herein, by the collateral pledged and assigned herein;

         WHEREAS, ACFS or an Affiliate of ACFS will service each Series.

         NOW, THEREFORE, ACFS, the Borrowers, the Master Collateral Agent, the Revolver Administrative Agent, the other Facility Representatives and the Revolver Collateral Agent, intending to be legally bound, hereby agree as follows:

                  Section 1 Definitions. For all purposes of this Agreement, the following terms shall have the meanings set forth below and the following terms which are defined in the Uniform Commercial Code in effect in the State of New York from time to time are used herein as so defined: Accounts, Chattel Paper, Documents, Equipment, Goods, General Intangibles, Instruments, Investment Property and Proceeds.

                  "ACFS" has the meaning specified in the Preamble.

                  "Account Collateral" has the meaning set forth in Section 3.

                  "Adverse Claim" has the meaning set forth in Section 8-102(a)(1) of Article 8.

                  "AFS Funding" has the meaning specified in the Preamble.

                  "AFSFT Class A Certificate" means the Class A Certificate issued pursuant to the AFSFT Trust Agreement.

                  "AFSFT Class A Certificate Collateral" has the meaning specified in Section 3.

                  "AFSFT Trust Agreement" means the Second Amended and Restated Trust Agreement, dated as of August 15, 2002, between AFS Funding and Deutsche Bank Trust Company Delaware as successor in interest to Bankers Trust (Delaware), as Owner Trustee, as amended, supplemented or otherwise modified from time to time.

                  "Agreement" means this Master Collateral and Intercreditor Agreement, as it may be amended, supplemented or otherwise modified from time to time.

                  "Article 8" means UCC, Revised Article 8, Investment Securities (with conforming and miscellaneous amendments to Articles 1, 3, 4, 5, 9 and 10), 1994 Official Text, as adopted by the American Law Institute and the National Conference of Commissioners on Uniform State Laws. Unless the context requires otherwise, "Article 8" means such version in the form in which it is adopted in the applicable jurisdiction.

                  "Available Funds" has the meaning specified in Section 6.

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                  "Borrowers" has the meaning specified in the Preamble.

                  "Borrower Agreements" has the meaning set forth in Section 4.

                  "Capped Expenses" means, at any time, fees, costs and expenses due at such time (if any) to the Master Collateral Agent hereunder not in excess of $7,500 with respect to any Distribution Date.

                  "Certificated Security" has the meaning set forth in Section 8-102(a)(4) of Article 8.

                  "Clearing Corporation" has the meaning set forth in Section 8-102(a)(5) of Article 8.

                  "Clearing Corporation Security" means a "Security" (as defined in Section 8-102(a)(15) of Article 8) that is in the physical possession of, or registered in the name of, a Clearing Corporation or its nominee.

                  "Collateral" has the meaning set forth in Section 3.

                  "Collateral Account" has the meaning set forth in Section 7.

                  "Collection Action" means: (a) to demand, sue for, take or receive from or on behalf of the Borrowers (or either of them) or any guarantor of the Junior Debt, by set-off or in any other manner, the whole or any part of any moneys which may now or hereafter be owing by the Borrowers (or either of them) or any such guarantor with respect to the Junior Debt, provided, however, that the Junior Creditors may take and receive all payments permitted to be made pursuant to Section 6 of this Agreement; (b) to initiate or participate with others in any suit, action or proceeding against the Borrowers or any such guarantor to (i) enforce payment of or to collect the whole or any part of the Junior Debt or (ii) commence judicial enforcement of any of the rights and remedies under any of the Junior Facility Agreements or applicable law with respect to any of the Junior Debt; (c) to accelerate any Junior Debt; (d) to cause the Borrowers (or either of them) or any such guarantor to honor any purchase, redemption or mandatory prepayment obligation under any Junior Facility Agreement; or (e) to take any action to realize upon any of the property or assets of the Borrowers (or either of them) or such guarantor or to exercise any other right or remedy with respect to thereto.

                  "Control": with respect to any Federal Book Entry Security, the Master Collateral Agent shall have obtained control if:

                  (i) the Master Collateral Agent is a participant in the book entry system maintained by the Federal Reserve Bank that is acting as fiscal agent for the issuer of such Federal Book Entry Security, and such Federal Reserve Bank has indicated by book entry that such Federal Book Entry Security has been credited to the Master Collateral

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         Agent's securities account in such book entry system; or

                  (ii) the Master Collateral Agent is registered solely in its name on the records of a Securities Intermediary as the person having a Security Entitlement in respect of such Federal Book Entry Security against such Securities Intermediary; and (b) the Securities Intermediary is a participant in the book entry system maintained by the Federal Reserve Bank that is acting as fiscal agent for the issuer of such Federal Book Entry Security; and (c) such Federal Reserve Bank has indicated by book entry that such Federal Book Entry Security has been credited to the Securities Intermediary's securities account in such book entry system.

                  "Default" has the meaning set forth in Section 5.

                  "Delivery": when used with respect to Account Collateral, "Delivery" means:

                  (i) with respect to Physical Property, transfer thereof to the Master Collateral Agent or its nominee or custodian by physical delivery to the Master Collateral Agent or its nominee or custodian endorsed to, or registered in the name of, the Master Collateral Agent or its nominee or custodian or endorsed in blank;

                  (ii) with respect to a Certificated Security, transfer of such Certificated Security to the Master Collateral Agent or its nominee or custodian by physical delivery to the Master Collateral Agent or its nominee or custodian, endorsed to, or registered in the name of, the Master Collateral Agent or its nominee or custodian or endorsed in blank; and

                  (iii) with respect to any such Account Collateral that constitutes an Uncertificated Security (including any investments in money market mutual funds, but excluding any Federal Book Entry Security), (A) registration of the Master Collateral Agent as the registered owner by the issuer, or (B) satisfaction of the requirements for obtaining "control" pursuant to Section 8-106(c)(2) of Article 8.

                  "Designated FSA Series" means Series 1998-D, Series 1999-A, Series 1999-B, Series 1999-C, Series 1999-D, Series 2000-A, Series 2000-B, Series 2000-C, Series 2000-D, Series 2001-A, Series 2001-B, Series 2001-C, Series 2001-D, Series 2002-A, and Series 2002-B, and each FSA Series as to which the conditions set forth below have been satisfied:

                  (i) the original certificate of beneficial interest in the Underlying Trust for such Series is in the possession of AFS Funding Trust and is registered in the name of AFS Funding Trust, and the Master Collateral Agent shall have received a certificate of ACFS stating that AFS Funding Trust has received and has possession of such certificate, and there shall be no other security interests or Liens on such certificate;

                  (ii) ACFS shall have delivered a certificate to the Master Collateral Agent (with a

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         copy to each Agent) certifying that each of the relevant Series
         Transaction Documents is in full force and effect, no party to any such document is in default of its obligations thereunder, there is otherwise no default, event which with the passage of time or the giving of notice or both would constitute a default, servicer default, event which with the passage of time or the giving of notice or both would constitute a servicer default, trigger event or like occurrence in the Underlying Transactions, and all of the representations and warranties of the Borrowers set forth in such Series Transaction Documents are true and correct;

                  (iii) The Master Collateral Agent shall have received a certificate of the Borrowers or ACFS stating that ACFS is the servicer for such Series;

                  (iv) At least four Business Days prior to the date the cash flows from such Series will initially be included in the calculation of the Senior Borrowing Base, ACFS shall have provided to the Master Collateral Agent (with a copy to each Facility Representative and Agent) a certificate certifying the information with respect to such Series described on Annex 1;

                  (v) The Master Collateral Agent shall have received an irrevocable letter of direction from AFS Funding and AFS Funding Trust to the trustee party to the related supplement to the Spread Account Agreement instructing such trustee to pay all amounts otherwise payable to AFS Funding or AFS Funding Trust to the Master Collateral Agent, which letter shall have been acknowledged and agreed to by such trustee;

                  (vi) The Master Collateral Agent shall have received certified copies of requests for information or copies (or a similar search report certified by a party acceptable to the Master Collateral Agent), dated a date reasonably near to the date on which the cash flows from such Series will initially be included in the calculation of the Senior Borrowing Base, listing all effective financing statements which name the Borrowers or AFS Funding Trust (in any case, under its present name and any previous name) as debtor and which are filed in the State of Delaware, the State of Nevada or the State of Texas, together with copies of such financing statements (none of which, other than financing statements naming the collateral agent specified in the Spread Account Agreement shall cover any of the Collateral);

                  (vii) The Master Collateral Agent shall have received an opinion of counsel to the Borrowers with respect to the creation, perfection and priority of the security interest in the beneficial interest in the Underlying Trust; and

                  (viii) The Master Collateral Agent shall have received such other documents, instruments, opinions, certificates as the Master Collateral Agent may reasonably deem necessary or desirable.

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                  "Designated Non-FSA Series" means the Series 2000-1, Series
2001-1, and Series 2002-1 and each Series as to which the conditions set forth below have been satisfied:

                  (i) the original certificate of beneficial interest in the Underlying Trust for such Series is in the possession of the Master Collateral Agent and is registered in the name of the Master Collateral Agent or accompanied by an instrument of transfer satisfactory to the Master Collateral Agent executed in blank, or, if uncertificated, all action required to perfect the security interest of the Master Collateral Agent therein has been completed to the satisfaction of the Master Collateral Agent, and the Master Collateral Agent shall have received a certificate of ACFS stating that the Master Collateral Agent has possession of such certificate and a perfected security interest in such certificate, and there shall be no other security interests or Liens on such certificate;

                  (ii) ACFS shall have delivered a certificate to the Master Collateral Agent certifying that each of the related Series Transaction Documents is in full force and effect, no party to any such document is in default of its obligations thereunder, there is no default, event which with the passage of time or the giving of notice or both would constitute a default, servicer default, event which with the passage of time or the giving of notice or both would constitute a servicer default, trigger event or like occurrence in the Underlying Transactions, and all of the representations and warranties of the Borrowers set forth in such Series Transaction Documents are true and correct;

                  (iii) The Master Collateral Agent shall have received a certificate of the Borrowers or ACFS stating that ACFS is the servicer for such Series;

                  (iv) At least four Business Days prior to the date the cash flows from such Series will initially be included in the calculation of the Senior Borrowing Base, ACFS shall have provided to the Master Collateral Agent (with a copy to each Facility Representative) a certificate certifying the information with respect to such Series described on Annex 1;

                  (v) The Master Collateral Agent shall have received certified copies of requests for information or copies (or a similar search report certified by a party acceptable to the Master Collateral Agent), dated a date reasonably near to the date on which the cash flows from such Series will initially be included in the calculation of the Senior Borrowing Base, listing all effective financing statements which name the Borrowers or AFS Funding Trust (in any case, under its present name and any previous name) as debtor and which are filed in the State of Delaware, the State of Nevada or the State of Texas, together with copies of such financing statements;

                  (vi) The Master Collateral Agent shall have received an opinion of counsel to the Borrowers with respect to the creation, perfection and priority of the security interest in the beneficial interest in the Underlying Trust;

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                  (vii)  The Master Collateral Agent shall have received an
         irrevocable letter of direction from the Borrowers to the trustee party to the related sale and servicing agreement instructing such trustee to pay all amounts otherwise payable to the Borrowers to the Master Collateral Agent, which letter shall have been acknowledged and agreed to by such trustee; and

                  (viii) The Master Collateral Agent shall have received such other documents, instruments, opinions, certificates as the Master Collateral Agent may reasonably deem necessary or desirable.

                  "Designated Term Series" means each Designated FSA Series and each Designated Non-FSA Series.

                  "Determination Date" means, with respect to any Distribution Date, the fourth Business Day preceding such Distribution Date.

                  "Distribution Date": The 12th day of each calendar month, or, if such day is not a Business Day, the immediately following Business Day.

                  "Eligible Account" means (i) a segregated trust account maintained with the Master Collateral Agent or (ii) a segregated trust account maintained with a depository institution or trust company organized under the laws of the United States of America, or any of the States thereof, or the District of Columbia, having a certificate of deposit, short term deposit or commercial paper rating of at least A-1 by Standard & Poor's and P-1 by Moody's. Except in the event of a transfer pursuant to Section 7(a) of the Revolver Security Agreement, such depository institution or trust company shall have been approved by written notice from ACFS.

                  "Entitlement Order" has the meaning set forth in Section 8-102(a)(8) of Article 8.

                  "Event of Default" has the meaning set forth in Section 25.

                  "Facility Representatives" means the Senior Facility Representatives and Junior Facility Representatives.

                  "Federal Book Entry Security" means an obligation (i) issued by the U.S. Treasury, the Federal Home Loan Mortgage Corporation or the Federal National Mortgage Association, or any other direct obligation of, or obligation fully guaranteed as to timely payment or principal and interest by, the United States of America, that is a book-entry security held through the Federal Reserve System pursuant to Federal book entry regulations, and (ii) the perfection of a security interest in which is governed pursuant to federal regulations by Article 8.

                  "Final FSA Insurance Termination Date" means the last to occur of the FSA Insurance Termination Dates.

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                  "Financial Asset" has the meaning set forth in Section
8-102(a)(9) of Article 8.

                  "FSA" means Financial Security Assurance Inc., a New York stock insurance company.

                  "FSA Insurance Termination Date" means, when used in the singular, any of, and when used in the plural, all of, the termination date of the 1998-D Insurance and Indemnity Agreement, the 1999-A Insurance and Indemnity Agreement, the 1999-B Insurance and Indemnity Agreement, the 1999-C Insurance and Indemnity Agreement, 1999-D Insurance and Indemnity Agreement, the 2000-A Insurance and Indemnity Agreement, the 2000-B Insurance and Indemnity Agreement, the 2000-C Insurance and Indemnity Agreement, the 2000-D Insurance and Indemnity Agreement, the 2001-A Insurance and Indemnity Agreement, the 2001-B Insurance and Indemnity Agreement, the 2001-C Insurance and Indemnity Agreement, the 2001-D Insurance and Indemnity Agreement, the 2002-A Insurance and Indemnity Agreement, and the 2002-B Insurance and Indemnity Agreement, and the termination date of each other insurance and indemnity agreement entered into in connection with a Series the spread account of which is subject to the Spread Account Agreement.

                  "FSA Series" means, at any particular time, all Series with respect to which FSA has issued an insurance policy and with respect to which the spread accounts are subject to the Spread Account Agreement.

                  "Initial Advance Date" has the meaning set forth in Section
14.

                  "Instruments" has the meaning set forth in Section 9-105(l)(i) of Article 8.

                  "Investment Property" has the meaning set forth in Section 9-115(1)(f) of Article 8.

                  "Joinder Supplement" means an agreement among one or more Senior Facility Representatives or Junior Facility Representatives, the Borrowers, ACFS and the Master Collateral Agent in the form of Exhibit A hereto (appropriately completed).

                  "Junior Creditors" means any holder of any Junior Debt.

                  "Junior Debt" means all of the liabilities and obligations of any of the Borrowers evidenced by the Junior Facility Agreements and any other instrument, agreement or document relating to or entered into in connection with any of the foregoing, and all other amounts now or hereafter owed by any of the Borrowers to the Junior Creditors under any of the Junior Facility Agreements.

                  "Junior Default" means a default in the payment of any of the Junior Debt or in the performance of any term, covenant or condition contained in the Junior Facility Agreements

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

or any other occurrence permitting any Junior Creditors to accelerate the payment of all or any portion of the Junior Debt.

                  "Junior Default Notice" means a written notice from a Junior Facility Representative to the Master Collateral Agent pursuant to which the Master Collateral Agent is notified of the occurrence of a Junior Default, which notice shall reasonably identify such Junior Default.

                  "Junior Facility Aggregate Amount" means, with respect to any date, the sum of the Junior Facility Outstanding Amounts with respect to each Junior Facility Agreement on such date.

                  "Junior Facility Agreement" means each loan agreement, indenture, note, letter of credit reimbursement agreement, reinsurance agreement, cash collateral loan agreement or other agreement identified from time to time by any Borrower as such and qualifying as such pursuant to the terms of Section 15 hereof.

                  "Junior Facility Outstanding Amount" means, with respect to a Junior Facility Agreement and any date, the outstanding principal amount of any Borrower's repayment or reimbursement obligations under such Junior Facility Agreement on such date.

                  "Junior Facility Representative" means, with respect to any Junior Facility Agreement, the party identified as such in the Joinder Supplement executed pursuant to Section 15 in connection with Junior Facility Agreement qualifying as such hereunder.

                  "Lien" means, with respect to any asset, any mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), preference, priority, security agreement or preferential arrangement of any kind or nature whatsoever (including any conditional sale or other title retention agreement relating to such asset).

                  "Master Collateral Agent" has the meaning specified in the Preamble.

                  "MCA Servicer's Certificate" has the meaning specified in
Section 6.

                  "Obligations" means all obligations (monetary or otherwise) of the Borrowers to (a) the Master Collateral Agent, the Revolver Collateral Agent, the Revolver Administrative Agent, and the lenders and agents parties to the Revolving Credit Agreement, (b) the parties providing loans or credit enhancement under the other Senior Facility Agreements and (c) the parties providing loans or credit facilities under the Junior Facility Agreements.

                  "Permitted Lien" means, with respect to any Person, (i) any Lien for taxes, assessments or other governmental charges or levies not yet subject to penalties for non-payment or the validity, applicability or amount of which is being contested in good faith by appropriate legal proceedings and with respect to which adequate reserves in accordance with generally

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accepted accounting principles have been established by such Person; (ii) any
Lien which is imposed by law (such as those of mechanics, carriers and warehousemen), if payment of the obligation secured thereby is not yet due or the validity, the applicability or amount of which is being contested in good faith by appropriate legal proceedings and with respect to which adequate reserves in accordance with generally accepted accounting principles have been established by such Person; and (iii) judgment Liens in existence less than five days after the entry thereof or with respect to which execution has been stayed, so long as the aggregate amount of all such judgment Liens at any time does not exceed $100,000, or judgment Liens the payment of which is covered in full (subject to a customary deductible) by insurance.

                  "Physical Property" means personal property constituting Instruments, including bankers' acceptances, commercial paper, negotiable certificates of deposit and other obligations that are susceptible of physical delivery.

                  "Proceeding" means any voluntary or involuntary insolvency, bankruptcy, receivership, custodianship, liquidation, dissolution, reorganization, assignment for the benefit of creditors, appointment of a custodian, receiver, trustee or other officer with similar powers or any other proceeding for the liquidation, dissolution or other winding up of a person or entity.

                  "Reorganization Subordinated Securities" means any equity securities, notes or other debt securities issued pursuant to a plan of reorganization or restructuring in any Proceeding in substitution for all or any portion of the Junior Debt.

                  "Required Facility Representatives" means, on any date, (a) so long as any amount is outstanding under any Senior Facility Agreement or any commitment under any Senior Facility Agreement is in effect, the Required Senior Facility Representatives and (b) thereafter, the Required Junior Facility Representatives.

                  "Required Junior Facility Representatives" means, on any date, Junior Facility Representatives with respect to Junior Facility Agreements representing Junior Facility Outstanding Amounts in excess of 50% of the Junior Facility Aggregate Amount on such date.

                  "Required Senior Facility Representatives" means, on any date,
(i) with respect to declaring Events of Default and/or exercising remedies with respect thereto, (A) if a Senior Borrowing Base Deficiency exists, Senior Facility Representatives with respect to Senior Facilities Agreements representing Senior Facility Notional Amounts in excess of 66-2/3% of the Senior Facility Aggregate Amount on such date or (B) if no Senior Borrowing Base Deficiency exists, all Senior Facility Representatives and (ii) with respect to all other matters, Senior Facility Representatives with respect to Senior Facility Agreements representing Senior Facility Notional Amounts in excess of 50% of the Senior Facility Aggregate Amount on such date.

                  "Residual Interests" means, collectively, the Series 2000-1 Residual Interest, the Series 2001-1 Residual Interest, the Series 2002-1 Residual Interest, and the certificates of beneficial interest in each Underlying Trust with respect to each Designated Non-FSA Series.

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                  "Revolver Administrative Agent" has the meaning specified in the Preamble.

                  "Revolver Collateral Agent" has the meaning specified in the Preamble.

                  "Revolver Collateral" means the property of the Borrowers in which a security interest has been granted by the Borrowers pursuant to the terms of the Revolver Security and Collateral Agent Agreement, dated as of the date hereof, among the Borrowers, ACFS, the Revolver Collateral Agent and the Revolver Administrative Agent, as the same may from time to time be amended, supplemented or otherwise modified.

                  "Revolver Excess Spread" means any amounts received by the Master Collateral Agent from the Revolver Collateral Agent pursuant to Section 6(vi) of the Revolver Security Agreement.

                  "Revolver Security Agreement": the Revolver Security and Collateral Agent Agreement, dated as of the date hereof, among the Borrowers, ACFS, the Revolver Collateral Agent and the Revolver Administrative Agent, as the same may be amended, supplemented or otherwise modified from time to time.

                  "Revolving Credit Agreement" has the meaning set forth in the recitals.

                  "Secured Parties" means, collectively, (a) the Master Collateral Agent, the Revolver Collateral Agent, the Revolver Administrative Agent, and the lenders and agents parties to the Revolving Credit Agreement, (b) the parties providing loans or credit enhancement under the other Senior Facility Agreements and (c) the parties providing loans or credit facilities under the Junior Facility Agreements, and their respective successors and assigns, as their interests may appear.

                  "Securities Account" has the meaning set forth in Section 8-501(a) of Article 8.

                  "Security Entitlement" has the meaning set forth in Section 8-102(a)(17) of Article 8.

                  "Securities Intermediary" has the meaning set forth in Section 8-102(a)(14) of Article 8.

                  "Senior Borrowing Base" means, at any time, the amount determined by ACFS and confirmed by the Master Collateral Agent with respect to all Designated Term Series pursuant to the cash flow model described in Annex 1.

                  "Senior Borrowing Base Certificate" has the meaning set forth in Section 5(g).

                  "Senior Borrowing Base Deficiency" means, at any time, the Senior Facility Aggregate Amount exceeds the Senior Borrowing Base at such time and such condition has

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

existed (x) if such condition is the result, in whole or in part, of a change by S&P in the "Modeling Assumptions" used pursuant to Annex 1 to calculate the Senior Borrowing Base, on two consecutive Distribution Dates or (y) otherwise, for five Business Days.

                  "Senior Borrowing Base Interim Deficiency" means, at any time, the Senior Facility Aggregate Amount exceeds the Senior Borrowing Base at such time and such condition has not existed on two consecutive Distribution Dates.

                  "Senior Creditors" means any holder of any Senior Debt.

                  "Senior Debt" means all of the liabilities and obligations of any Borrower evidenced by the Senior Facility Agreements and any notes issued thereunder and any other instrument, agreement or document relating to or entered into in connection with any of the foregoing, and all other amounts now or hereafter owed by any Borrower to the Senior Creditors under any of the Senior Facility Agreements.

                  "Senior Default" means a default in the payment of any of the Senior Debt or in the performance of any term, covenant or condition contained in the Senior Facility Agreements or any other occurrence permitting any Senior Creditors to accelerate the payment of all or any portion of the Senior Debt.

                  "Senior Default Notice" means a written notice from a Senior Facility Representative to the Master Collateral Agent pursuant to which the Master Collateral Agent is notified of the occurrence of a Senior Default, which notice shall reasonably identify such Senior Default.

                  "Senior Excluded Collateral" means the property of any Borrower in which a security interest has been granted by such Borrower pursuant to the terms of the Senior Facility Agreements to secure amounts due under such Agreements.

                  "Senior Facility Aggregate Amount" means, with respect to any date, the sum of the Senior Facility Notional Amounts with respect to each Senior Facility Agreement on such date.

                  "Senior Facility Agreement" means each of the Revolving Credit Agreement and related notes and each other note, loan agreement, letter of credit reimbursement agreement, reinsurance agreement, cash collateral loan agreement or other agreement identified from time to time by the Borrowers as such and qualifying as such pursuant to the terms of Section 13 hereof.

                  "Senior Facility Allocated Amount" means, with respect to a Senior Facility Agreement and any Distribution Date, the product of (a) the Available Funds for such Distribution Date and (b) the Senior Facility Allocation Percentage with respect to such Senior Facility Agreement on such date.

                  "Senior Facility Allocation Percentage" means, with respect to a Senior Facility Agreement and any Distribution Date, the percentage equivalent of a fraction, the numerator of which is the Senior Facility Notional Amount with respect to such Senior Facility Agreement for such Distribution Date and the denominator of which is the total of the Senior Facility Notional Amounts with respect to all Senior Facility Agreements on such Distribution Date.

                  "Senior Facility Excess Spread" means, on any Distribution Date with respect to a Senior Facility Agreement, any cash flows from underlying collateral in excess of all amounts required to be paid to the Senior Creditors party to such agreement on such date.

                  "Senior Facility Notional Amount" means, with respect to a Senior Facility Agreement and any Distribution Date, the amount specified as such in such Senior Facility Agreement with respect to such date, provided, however, that the Senior Facility Notional Amount with respect to any Senior Facility Agreement may only be increased in accordance with the provisions of
Section 14.

                  "Senior Facility Representative" means (a) with respect to the Revolving Credit Agreement, (i) with respect to distributions of amounts pursuant to clauses (ii), (iii) and (iv) of Section 6, the Lender Collateral Agent and (ii) in all other cases, collectively, the Required Lenders (as defined in the Revolving Credit Agreement) and (b) with respect to any other Senior Facility Agreement, the party identified as such in the Joinder Supplement executed pursuant to Section 13 in connection with Senior Facility Agreement qualifying as such hereunder.

                  "Senior Facility Required Amount" means, with respect to a Senior Facility Agreement and any Distribution Date, the aggregate amount due to the Secured Parties under such Senior Facility Agreement on such Distribution Date less the amount of funds available pursuant to the terms of such Senior Facility Agreement to pay such amount on such date.

                  "Senior Facility Shortfall Amount" means, with respect to a Senior Facility Agreement and any Distribution Date, the excess, if any, of the Senior Facility Required Amount with respect to such Senior Facility Agreement on such Distribution Date over the Senior Facility Allocated Amount with respect to such Senior Facility Agreement on such Distribution Date.

                  "Series" has the meaning set forth in the recitals.

                  "Series Transaction Documents" means, with respect to any Series, the pooling and servicing agreement (or equivalent document by any other name), sale and servicing agreement, indenture, insurance and indemnity agreement, if any, notes, certificates of beneficial interest, trust agreements, transfer agreements, contribution agreements, and, if such Series is an FSA Series, the related supplement to the Spread Account Agreement and, if such Series is not an FSA Series, any related credit enhancement documents.

                  "Series 2000-1 Residual Interest" means the certificate of beneficial interest in the AmeriCredit Automobile Receivables Trust 2000-1 and all rights to payment with respect thereto and all proceeds thereof.

                  "Series 2001-1 Residual Interest" means the certificate of beneficial interest in the AmeriCredit Automobile Receivables Trust 2001-1 and all rights to payment with respect thereto and all proceeds thereof.

                  "Series 2002-1 Residual Interest" means the certificate of beneficial interest in the AmeriCredit Automobile Receivables Trust 2002-1 and all rights to payment with respect thereto and all proceeds thereof.

                  "Spread Account Agreement": That certain Spread Account Agreement, dated as of December 1, 1994, as amended and restated as of May 11, 1998, among AFS Funding, FSA, Lasalle National Bank, Harris Trust and Savings Bank and Bank One, N.A., as amended, restated, modified or supplemented from time to time.

                  "UCC" means the Uniform Commercial Code as in effect in each relevant jurisdiction.

                  "Uncertificated Security" has the meaning set forth in Section 8-102(a)(18) of Article 8.

                  "Underlying Transactions" means, when used in the singular, any of, and when used in the plural, all of, the transactions contemplated by each of 1998-D Insurance and Indemnity Agreement, the 1999-A Insurance and Indemnity Agreement, the 1999-B Insurance and Indemnity Agreement, the 1999-C Insurance and Indemnity Agreement, the 1999-D Insurance and Indemnity Agreement, the 2000-A Insurance and Indemnity Agreement, the 2000-B Insurance and Indemnity Agreement, the 2000-C Insurance and Indemnity Agreement, the 2000-D Insurance and Indemnity Agreement, the 2001-A Insurance and Indemnity Agreement, the 2001-B Insurance and Indemnity Agreement, the 2001-C Insurance and Indemnity Agreement, the 2001-D Insurance and Indemnity Agreement, the 2002-A Insurance and Indemnity Agreement, the 2002-B Insurance and Indemnity Agreement, the 1998-D Sale and Servicing Agreement, the 1999-A Sale and Servicing Agreement, the 1999-B Sale and Servicing Agreement, the 1999-C Sale and Servicing Agreement, the 1999-D Sale and Servicing Agreement, the 2000-1 Sale and Servicing Agreement, the 2000-A Sale and Servicing Agreement, the 2000-B Sale and Servicing Agreement, the 2000-C Sale and Servicing Agreement, the 2000-D Sale and Servicing Agreement, the 2001-1 Sale and Servicing Agreement, the 2001-A Sale and Servicing Agreement, the 2001-B Sale and Servicing Agreement, the 2001-C Sale and Servicing Agreement, the 2001-D Sale and Servicing Agreement, the 2002-A Sale and Servicing Agreement, the 2002-1 Sale and Servicing Agreement, the 2002-B Sale and Servicing Agreement, each insurance and indemnity agreement and each sale and servicing agreement entered into in connection with a Designated Term Series and all other transactions anticipated by the documents executed in connection with any of the foregoing.

                  "Underlying Trust" means, in the singular any of the AmeriCredit Automobile Receivables Trust 1998-D, the AmeriCredit Automobile Receivables Trust 1999-A, the AmeriCredit Automobile Receivables Trust 1999-B, the AmeriCredit Automobile Receivables Trust 1999-C, the AmeriCredit Automobile Receivables Trust 1999-D, the AmeriCredit Automobile Receivables Trust 2000-1, the AmeriCredit Automobile Receivables Trust 2000-A, the AmeriCredit Automobile Receivables Trust 2000-B, the AmeriCredit Automobile Receivables Trust 2000-C, the AmeriCredit Automobile Receivables Trust 2000-D, the AmeriCredit Automobile Receivables Trust 2001-1, the AmeriCredit Automobile Receivables Trust 2001-A, the AmeriCredit Automobile Receivables Trust 2001-B, the AmeriCredit Automobile Receivables Trust 2001-C, the AmeriCredit Automobile Receivables Trust 2001-D, the AmeriCredit Automobile Receivables Trust 2002-A, the AmeriCredit Automobile Receivables Trust 2002-1, the AmeriCredit Automobile Receivables Trust 2002-B, and each trust established in connection with a Designated Term Series and in the plural, all of such trusts.

                  "Underlying Trustees": in the singular, the trustees, trust collateral agents or collateral agents in the Underlying Transactions and any other trustee designated with respect to the Underlying Transactions.

                  Section 2 Appointment of Master Collateral Agent. The Secured Parties party to the Revolving Credit Agreement have authorized the appointment of Deutsche Bank Trust Company Americas as Master Collateral Agent hereunder and subject to the terms and conditions hereof. Subject to the terms and conditions hereof, each other Facility Representative, by its execution of a Joinder Supplement, hereby appoints Deutsche Bank Trust Company Americas as Master Collateral Agent hereunder, and Deutsche Bank Trust Company Americas hereby accepts such appointment.

                  Section 3 Borrowers' Grant of Security Interest. As security for the prompt payment or performance in full when due, whether at stated maturity, by acceleration or otherwise, of all Obligations and of all amounts secured by this Agreement, the Borrowers hereby assign and pledge to the Master Collateral Agent, for the benefit of the Secured Parties, and grant to the Master Collateral Agent, for the benefit of the Secured Parties, a perfected security interest in and lien upon, all of the Borrowers' right, title and interest in and to the following, in each case whether now or hereafter existing or in which Borrowers now have or hereafter acquire an interest and wherever the same may be located (collectively, the "Collateral"):

                  (a) the beneficial interest in AFS Funding Trust represented by the AFSFT Class A Certificate;

                  (b) all rights of AFS Funding to profits, distributions and proceeds from the beneficial interest described in (a) (together with the beneficial interest described in (a), the "AFSFT Class A Certificate Collateral");

                  (c) the Series 2000-1 Residual Interest, the Series 2001-1 Residual Interest, the Series 2002-1 Residual Interest, and each other Residual Interest that may from time to time hereafter be granted and pledged by the Borrowers under this Agreement;

                  (d)   all of the following (the "Account Collateral"):

                                (1) the Collateral Account and all funds held in
                        the Collateral Account and all certificates and instruments, if any, from time to time representing or evidencing the Collateral Account or such funds,

                                (2) all investments from time to time of amounts
                        in the Collateral Account, and all certificates and instruments, if any, from time to time representing or evidencing such investments,

                                (3) all Clearing Corporation Securities,
                        Certificated Securities, Uncertificated Securities, Federal Book-Entry Securities, Security Entitlements, Investment Property, notes, certificates of deposit and other instruments from time to time delivered to or otherwise possessed by the Master Collateral Agent or any Secured Party or any assignee, agent or Securities Intermediary on behalf of the Master Collateral Agent or any Secured Party in substitution for or in addition to any of the then existing Account Collateral, and

                                (4) all interest, dividends, cash, instruments
                        and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any and all of the then existing Account Collateral;

                  (e) all Accounts, Chattel Paper, Documents, Goods, General Intangibles, Instruments and Investment Property of the Borrowers excluding the Revolver Collateral and the Senior Excluded Collateral;

                  (f) all additional property that may from time to time hereafter be granted and pledged by the Borrowers or by anyone on its behalf under this Agreement, including the deposit with the Master Collateral Agent of additional moneys by the Borrowers; and

                  (g) all Proceeds, accessions, substitutions, rents and profits of any and all of the foregoing Collateral (including proceeds that constitute property of the types described in paragraphs (a) through (f) above) and, to the extent not otherwise included, all payments under insurance (whether or not the Master Collateral Agent or a Secured Party or any assignee or agent on behalf of the Master Collateral Agent or a Secured Party is the loss payee thereof) or any indemnity, warranty or guaranty payable by reason of loss, non-payment or damage to or otherwise with respect to any of the foregoing Collateral.

                Section 4 Borrowers Remain Liable. Notwithstanding anything in this Agreement, (a) except to the extent of ACFS's duties under this Agreement, each Borrower shall remain liable under the Series Transaction Documents to which it is a party (the "Borrower Agreements") to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed, (b) the exercise by a Secured Party or the Master Collateral Agent of any of its rights under this Agreement shall not release any Borrower or ACFS from any of their respective duties or obligations under the Borrower Agreements to which it is a party or other agreements included in the Collateral, (c) the Revolver Collateral Agent, the Secured Parties and the Master Collateral Agent shall not have any obligation or liability under the Borrower Agreements to which it is a party or other agreements included in the Collateral by reason of this Agreement, and (d) neither the Revolver Collateral Agent, the Master Collateral Agent nor any of the Secured Parties shall be obligated to perform any of the obligations or duties of the Borrowers or ACFS under the Borrower Agreements or other agreements included in the Collateral or to take any action to collect or enforce any claim for payment assigned under this Agreement.

                Section 5 Covenants Regarding the Collateral.

         (a) Offices and Records. ACFS and the Borrowers will permit representatives of the Revolver Collateral Agent, the Facility Representatives and the Master Collateral Agent, at the expense of ACFS in the case of one visit per year, at any time and from time to time during normal business hours (i) to inspect and make copies of and abstracts from its records regarding the Collateral and Designated Term Series, and (ii) to visit the properties of the Borrowers or ACFS utilized in connection with the servicing of the Designated Term Series for the purpose of examining such records, and to discuss matters relating to the Designated Term Series or the Borrowers' or ACFS' performance under this Agreement with any officer or employee of the Borrowers or ACFS having knowledge of such matters, provided that the Person seeking such information has given the Borrowers or ACFS prior written notice of its intent to inspect or visit and provided, further that no such Person shall so inspect or visit the Borrowers or ACFS more frequently than once per quarter unless a Default or an Event of Default has occurred and is continuing or ACFS otherwise consents to such additional inspection or visit. If a Default or Event of Default has occurred and is continuing, such inspection or visit shall be at the expense of the Borrowers. Each of the Borrowers and ACFS agrees to render to the Revolver Collateral Agent and the Master Collateral Agent such clerical and other assistance as may be reasonably requested with regard to the foregoing. Neither Borrower shall change its name, identity or corporate structure to such an extent that any financing statement filed by the Master Collateral

Agent in connection with this Agreement would become seriously misleading, unless it shall have given the Master Collateral Agent and the Revolver Collateral Agent at least 30 days' prior written notice of such change.

         (b) Performance of Borrower Agreements. Each Borrower shall (i) perform and observe all the terms and provisions of the Borrower Agreements to be performed or observed by it, maintain the Borrower Agreements to which it is a party in full force and effect, enforce such Borrower Agreements in accordance with their terms and take all such action to such end as may be from time to time requested by the Master Collateral Agent and (ii) upon request of the Master Collateral Agent, make to any other party to such Borrower Agreements such demands and requests for information and reports or for action as such Borrower is entitled to make under the Borrower Agreements.

         (c) Notice of Material Adverse Claim. Each of the Borrowers and ACFS shall advise the Master Collateral Agent and each Facility Representative promptly, in writing and in reasonable detail, (i) of any Lien, other than a Permitted Lien, known to it made or asserted against any of the Collateral, and
(ii) of the occurrence of any event which would have a material adverse effect on the value of the Collateral or on the assignments and security interests, or priority or perfection thereof, granted by the Borrowers in this Agreement or the ability of the Master Collateral Agent to enforce its security interest in the Collateral or foreclose on the Collateral.

         (d) Further Assurances; Financing Statements.

                                (1) Each of the Borrowers and ACFS agrees that
                        at any time and from time to time, at its expense, it shall promptly execute and deliver all further instruments and documents, and take all reasonable further action, that may be necessary or desirable or required by applicable law or that the Master Collateral Agent or any Facility Representative may request to perfect and protect the assignments and security interests granted or purported to be granted by this Agreement or to enable the Master Collateral Agent or any of the Secured Parties to exercise and enforce its rights and remedies under this Agreement with respect to any Collateral. Without limiting the generality of the foregoing, the Borrowers shall execute and file such financing or continuation statements, or amendments thereto, and such other instruments or notices as may be necessary or desirable or required by applicable law or that the Master Collateral Agent or any Facility Representative may reasonably request to protect and preserve the assignments and security interests granted by this Agreement. On the Effective Date, AFS Funding shall Deliver to the Master Collateral Agent the AFSFT Class A Certificate and the Borrowers shall deliver to the Master Collateral Agent all certificates representing the Residual Interests together with instruments of transfer and bond powers, each executed in blank.

                                (2) Upon receipt by an authorized officer of the
                        Master Collateral Agent of written request from any Lender or Agent party to the Revolving Credit Agreement or any Facility Representative to file one or more financing or continuation statements, or amendments thereto, relating to all or any part of the Collateral, the Master Collateral Agent will employ legal counsel on behalf of the Secured Parties to prepare, at the expense of the Borrowers, such financing statements, continuation statements or other instruments required under this Section for execution by the Master Collateral Agent who will return such documents to legal counsel for filing in the appropriate jurisdictions as necessary. The Master Collateral Agent shall have no responsibility or obligation, at any time, to monitor, inquire or investigate with respect to the need for any financing statements, continuation statements or such other instruments. The Borrowers and each Secured Party hereby severally authorize the Master Collateral Agent to file one or more financing or continuation statements, and amendments thereto, relating to all or any part of the Collateral without the signature of the Borrowers or the Secured Parties where permitted by law and to cause such statements and amendments to be filed at the expense of the Borrowers (which may include fees and expenses for services of legal counsel). A carbon, photographic or other reproduction of this Agreement or any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement where permitted by law. The Master Collateral Agent will promptly send, or cause counsel to send, to the Borrowers any financing or continuation statements thereto which it files, or causes to be filed, without the signature of the Borrowers and will promptly send, or cause counsel to send, to each Secured Party and the Borrowers, as the case may be, any financing or continuation statements thereto which it files, or causes to be filed, without the signature of the Secured Parties except, in the case of filings of copies of this Agreement as financing statements, the Master Collateral Agent will promptly send, or cause counsel to send, to the Borrowers and each Secured Party, as the case may be, the filing or recordation information with respect thereto.

                                (3) Each of the Borrowers and ACFS shall furnish
                        to the Master Collateral Agent and each Facility Representative from time to time such statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as any Facility Representative may reasonably request, all in reasonable detail.

         (e) Opinions as to Collateral. Not more than 90 days nor less than 30 days prior to each August 1, commencing August 1, 2003, during the term of this Agreement the Borrowers shall, at their own cost and expense, furnish to the Master Collateral Agent and each Facility Representative an opinion of counsel either (a) stating that, in the opinion of such counsel, such action has been taken with respect to the execution and filing of any financing statements and continuation statements and other actions as are necessary to perfect, maintain and protect the lien and security interest of the Master Collateral Agent (and the priority thereof), with respect to the Collateral against all creditors of and purchasers from the Borrowers and reciting the details of such action, or
(b) stating that, in the opinion of such counsel, no such action is necessary to maintain such perfected lien and security interest. Such opinion of counsel shall further describe each execution and filing of any financing statements and continuation statements and such other actions as will, in the opinion of such counsel, be required to perfect, maintain and protect the lien and security interest of the Master Collateral Agent with respect to the Collateral against all creditors of and purchasers from the Borrowers for a period, specified in such opinion, continuing until a date not earlier than eighteen months from the date of such opinion.

         (f) Non-Interference. Neither Borrower shall (i) waive or alter any of its rights under the Collateral (or waive, alter or amend any agreement or instrument relating thereto) without the prior written consent of the Master Collateral Agent; or (ii) fail to pay any tax, assessment, charge or fee levied or assessed against the Collateral, or to defend any action, if such failure to pay or defend may adversely affect the priority or enforceability of its right, title or interest in and to the Collateral or the Master Collateral Agent's rights in, lien on, and security interest in the Collateral or the perfection, priority or enforcement thereof; or (iii) take any action, or fail to take any action, if such action or failure to take action, will interfere with the enforcement of any rights hereunder.

         (g) Borrowing Base Calculations. Until this Agreement shall have been terminated in accordance with its terms, ACFS agrees that it will furnish to the Master Collateral Agent and each Facility Representative and each "Lender" party to the Revolving Credit Agreement (as defined therein), as soon as available and in any event on or before each Determination Date, a certificate in the form of Exhibit B (a "Senior Borrowing Base Certificate") setting forth the Senior Borrowing Base and each Senior Facility Notional Amount. ACFS shall also deliver a Senior Borrowing Base Certificate to the Master Collateral Agent and each Facility Representative in connection with each additional Designated Series and each proposed change in a Senior Facility Notional Amount. The Master Collateral Agent shall promptly confirm the accuracy of such calculations, and, if it is unable to confirm such calculations, shall promptly give notice thereof to ACFS and each Facility Representative. In addition, on March 1 and August 1 of each year, commencing March 1, 2003, AFCS agrees to cause a firm of nationally recognized independent accountants to perform (and report the results thereof to the Master Collateral Agent and each Facility Representative) agreed upon procedures acceptable to the Required Facility Representatives which will (1) verify the modeling inputs against the underlying terms of the Designated Term Series, (2) recalculate the cash flows using the

                                      -20
methodology outlined in Annex 1 of this Agreement and (3) calculate the total Senior Borrowing Base pursuant to said Annex 1.

         (h) Appointment of Servicer. If FSA or other credit enhancement provider is not the "Controlling Party" with respect to any Designated Series, as defined therein, to the extent either Borrower or AFS Funding Trust has control over the appointment of a successor servicer with respect to such Designated Series under the related Series Transaction Documents, the Borrowers will not appoint, and will cause AFS Funding not to appoint, any successor servicer without the consent of the Required Facility Representatives.

               Section 6 Distributions.

         On each Distribution Date by 2:00 p.m. (New York time), the Master Collateral Agent shall distribute, from the amounts on deposit in the Collateral Account, including Senior Facility Excess Spread deposited therein (the "Available Funds"), in accordance with written instructions from ACFS delivered to the Master Collateral Agent in substantially the form of Exhibit C hereto (a "MCA Servicer's Certificate") at least three (3) Business Days prior to such Distribution Date, the following amounts, if any, for such Distribution Date in the following order of priority:

               (i) FIRST, to the extent not previously paid by ACFS or otherwise by or on behalf of the Borrowers to the Master Collateral Agent, the Capped Expenses; and

               (ii) SECOND, to each Senior Facility Representative for application to amounts due to the Secured Parties under the related Senior Facility Agreement in accordance with the terms of such Senior Facility Agreement, the lesser of the Senior Facility Allocated Amount with respect to the related Senior Facility Agreement for such Distribution Date and the Senior Facility Required Amount with respect to such Senior Facility Agreement for such Distribution Date; and

               (iii) THIRD, to each Senior Facility Representative for application to amounts due to the Secured Parties under the related Senior Facility Agreement in accordance with the terms of such Senior Facility Agreement, the Senior Facility Shortfall Amount (after giving effect to distributions pursuant to clause SECOND) with respect to the related Senior Facility Agreement for such Distribution Date, provided that if the aggregate amount of Senior Facility Shortfall Amounts (after giving effect to distributions pursuant to clause SECOND) with respect to such Distribution Date exceeds the amount of the Available Funds that are available for distribution pursuant to this clause THIRD on such Distribution Date and a Senior Borrowing Base Deficiency shall not have occurred and be continuing on such Distribution Date, such amount of the Available Amount shall be distributed to each Senior Facility Representative pro rata based on the respective Senior Facility Notional Amounts; and provided, further, that the amount distributed to a Senior Facility Representative pursuant to the preceding proviso shall not exceed the related Senior Facility Shortfall Amount (after giving effect to distributions pursuant to clause SECOND) with respect to such Distribution Date; and

              (iv) FOURTH, to each Senior Facility Representative for application to amounts due to the Secured Parties under the related Senior Facility Agreement in accordance with the terms of such Senior Facility Agreement, the Senior Facility Shortfall Amount with respect to the related Senior Facility Agreement for such Distribution Date remaining after giving effect to clause THIRD, pro rata based on the respective remaining Senior Facility Shortfall Amounts; and

              (v)  FIFTH, to the extent not paid pursuant to clause FIRST of
         Section 6(a), any fees, costs and expenses due to the Master Collateral Agent hereunder; and

              (vi) the remaining Available Funds shall be paid to, or at the written direction of, the Borrowers or to any Junior Facility Representative entitled thereto;

provided, that ACFS may allocate the amount of the Available Funds that are available for distribution pursuant to clause THIRD and/or clause FOURTH on such Distribution Date in such other manner as it may determine in its sole discretion so long as after giving effect to the payment of such allocated amounts, no Senior Facility Shortfall Amount will exist; and provided, further, that if a Senior Borrowing Base Interim Deficiency shall exist on such Distribution Date, then ACFS may elect to retain the amount of the Available Funds that are available for distribution pursuant to clause THIRD in the Collateral Account until the succeeding Distribution Date.

              Section 7 The Collateral Account; Investments.

         (a) On or prior to the Closing Date, the Borrowers shall establish an account (the "Collateral Account") in the name of the Master Collateral Agent for the benefit of the Secured Parties. The Collateral Account shall be an Eligible Account which is a segregated non-interest bearing trust account initially established with the Master Collateral Agent. If at any time the Collateral Account ceases to be an Eligible Account, any Facility Representative may direct the Master Collateral Agent in writing to transfer such account to another institution so long as such account shall meet the requirements of an Eligible Account. Each of ACFS and the Borrowers will cause all proceeds of Collateral, including, without limitation, distributions on the AFSFT Class A Certificate and the Residual Interests together with all Revolver Excess Spread and Senior Facility Excess Spread to be deposited in the Collateral Account. Each of ACFS and the Borrowers will hold in trust for the Master Collateral Agent and will promptly deposit (but in no event later than one Business Day after receipt) any amounts it receives in respect thereof in the Collateral Account.

         (b) All amounts held in the Collateral Account shall, to the extent permitted by applicable laws, rules and regulations, be invested by the Master Collateral Agent, as directed by ACFS in writing (or, if ACFS fails to provide such direction, amounts in the Collateral Account shall be invested in investments described in clause (d) of the definition of Cash Equivalents), in Cash Equivalents that mature not later than one Business Day prior to the next succeeding Distribution Date. The amounts held in the Collateral Account on the Business Day prior to each Distribution Date shall be invested by the Master Collateral Agent in overnight or next-day funds in such Cash Equivalents reasonably available to the Master Collateral Agent as directed in writing by ACFS for the period of time from the Business Day prior to the Distribution Date until such Distribution Date. All income or other gains from investment of moneys on deposit in any such account shall be deposited by the Master Collateral Agent in the Collateral Account immediately upon receipt. The taxpayer identification number associated with the Collateral Account shall be that of AFS Funding and each Borrower shall report for Federal, state and local income tax purposes, the income, if any, represented by the Collateral Account attributable to such Borrower. If any amounts are needed for disbursement from the Collateral Account and sufficient uninvested funds are not available therein to make such disbursement, the Master Collateral Agent shall cause to be sold or otherwise converted to cash a sufficient amount of the investments in such account to make such disbursement. Any written direction hereunder shall certify that any such investment is authorized by this Section 7. Investments in Cash Equivalents shall be made in the name of the Master Collateral Agent on behalf of the Secured Parties, and, except as specifically required above, such investments shall not be sold or disposed of prior to their maturity. Each and every investment of funds in the Collateral Account shall be made in Cash Equivalents held by a financial institution that is a Securities Intermediary in an account pursuant to an agreement with such financial institution, that requires such financial institution to (A) credit such Cash Equivalents to a Securities Account exclusively in the name of the Master Collateral Agent, (B) comply with Entitlement Orders pertaining to such account originated by the Master Collateral Agent without further consent of the Borrowers, (C) not enter into any agreement which grants "control" (as defined in Section 8-106 of Article 8) of such account (or any interest or property therein) to any Person other than the Master Collateral Agent, (D) subordinate any security interest, banker's lien, right of setoff or other similar right which such financial institution may have in such account to the interest of the Master Collateral Agent and (E) expressly treat each item of property as a Financial Asset and such account as a Securities Account.

Subject to the other provisions hereof, the Master Collateral Agent shall have sole control over each such investment and the income thereon, and any certificate or other instrument evidencing any such investment, if any, shall be delivered directly to the Master Collateral Agent or its agent, together with each document of transfer, if any, necessary to transfer title and a Security Entitlement free from any Adverse Claim to such investment to the Master Collateral Agent in a manner that complies with this Section 7. All interest, dividends, gains upon sale and other income from, or earnings on, investments of funds in the Collateral Account shall be deposited in the Collateral Account and distributed pursuant to Section 6 hereof. If the Master Collateral Agent is given written instructions to invest funds in the Collateral Account in investments other than investments of the type described in clause (d) of the definition of "Cash Equivalents", the Person giving such instructions agrees to assist the Master Collateral Agent in complying with the requirements herein with respect to such investments.

       (c)    With respect to the Account Collateral:

              (i) any Account Collateral that is held in deposit accounts shall be held solely in the name of the Master Collateral Agent in accounts which satisfy clause (ii) of the definition of Eligible Account; each such deposit account shall be subject to the exclusive custody, dominion and control of the Master Collateral Agent, and the Master Collateral Agent shall have sole signature authority with respect thereto;

              (ii) any Account Collateral that constitutes Physical Property shall be delivered to the Master Collateral Agent in accordance with paragraph (i) of the definition of "Delivery" and shall be continuously held, pending maturity or disposition, solely by the Master Collateral Agent;

              (iii) any Account Collateral that constitutes a Certificated Security shall be delivered to the Master Collateral Agent in accordance with paragraph (ii) of the definition of "Delivery" and shall be continuously held, pending maturity or disposition, solely by the Master Collateral Agent;

              (iv) any such Account Collateral that constitutes an Uncertificated Security (including any investments in money market mutual funds, but excluding any Federal Book Entry Security) and where the issuer thereof is organized in a Revised Article 8 Jurisdiction, shall be delivered to the Master Collateral Agent in accordance with paragraph
       (iii) of the definition of "Delivery" and shall be maintained, pending maturity or disposition, through continued registration of the Master Collateral Agent's (or its nominee's) ownership of such security; and

              (v) with respect to any Account Collateral that constitutes a Federal Book Entry Security, the Master Collateral Agent shall maintain and obtain Control over such property.

Effective upon Delivery of any Account Collateral in the form of Physical Property, book-entry securities or uncertificated securities, the Master Collateral Agent shall be deemed to have represented that it has purchased such Account Collateral for value, in good faith and without actual notice of any adverse claim thereto.

       (d) If any amount is on deposit in the Collateral Account on a day when (i) there are no amounts due under the Revolving Credit Agreement, (ii) the Senior Facility Notional Amount with respect to each Senior Facility Agreement (other than the Revolving Credit Agreement) is zero and (iii) the Junior Facility Aggregate Amount is zero, the Master Collateral Agent shall pay such amount to, or at the written direction of, the Borrowers after it has (x) confirmed receipt of such amount and (y) confirmed that the requirements of clauses (i), (ii) and (iii) of this paragraph are have been satisfied.

              Section 8 Fees and Expenses. ACFS covenants and agrees to pay to the Master Collateral Agent from time to time, and the Master Collateral Agent shall be entitled to, the fees and expenses agreed in writing between ACFS and the Master Collateral Agent, and will further pay or reimburse the Master Collateral Agent upon its request for all reasonable fees, expenses and disbursements incurred or made by the Master Collateral Agent in accordance with any of the provisions hereof or any other documents executed in connection herewith (including the reasonable compensation and the reasonable expenses and disbursements of its counsel and of all persons not regularly in its employ). To the extent not paid by ACFS, such fees, expenses and disbursements will be paid to the Master Collateral Agent in accordance with the provisions of Section 6. The obligations of ACFS under this Section 8 to compensate the Master Collateral Agent and to pay or reimburse the Master Collateral Agent for reasonable expenses and disbursements shall survive the satisfaction and discharge of this Agreement or the earlier resignation or removal of the Master Collateral Agent. When the Master Collateral Agent incurs expenses or renders services in connection with proceedings under the Bankruptcy Code or any other applicable federal or state bankruptcy, insolvency or other similar law, or in case of any other comparable judicial proceedings relative to the Borrowers, such expenses (including the fees and expenses of its counsel and agents) and the compensation for such services are intended to constitute expenses of administration under any bankruptcy law or law relating to creditors rights generally.

              Section 9 Representations And Warranties Of The Master Collateral Agent. The Master Collateral Agent represents and warrants as of the date hereof that:

       (a) It is a banking organization, validly existing and in good standing under the laws of the State of New York;

       (b) It has full power, authority and legal right to execute, deliver and perform this Agreement and has taken all necessary action to authorize the execution, delivery and performance by it of this Agreement;

       (c) The execution, delivery and performance by it of this Agreement do not violate any provision of its corporate charter or by-laws;

       (d) This Agreement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding agreement, enforceable against it in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency reorganization or other similar laws affecting the enforcement of creditors' rights generally and by general principles of equity.

              Section 10 Resignation By And Removal Of The Master Collateral Agent; Successor Master Collateral Agent.

       (a) The Master Collateral Agent may at any time resign and terminate its obligations under this Agreement upon at least 60 days prior written notice to the Revolver Collateral Agent, each Facility Representative and the Borrowers. No resignation shall be effective until a successor Master Collateral Agent shall have been appointed and accepted its appointment. Promptly after receipt of notice of the Master Collateral Agent's proposed resignation, the Required Facility Representatives shall appoint, by written instrument, a successor collateral agent and notify the Borrowers thereof. If a successor collateral agent is not appointed in accordance with the foregoing procedures, the Master Collateral Agent may petition a court of competent jurisdiction to appoint a successor collateral agent. One (1) original counterpart of such instrument of appointment shall be delivered to each Facility Representative, the Master Collateral Agent, the Revolver Collateral Agent, the Borrowers and the successor collateral agent.

       (b) The Required Facility Representatives, upon at least 60 days written notice to the Master Collateral Agent (or, if such removal is for cause, such 60 day period may be decreased to no less than twenty Business Days by the Required Facility Representatives in their sole discretion), may remove and discharge the Master Collateral Agent (or any successor collateral agent thereafter appointed) from the performance of its obligations under this Agreement. A copy of such notice shall be delivered to each other party hereto. Promptly after the giving of notice of removal of the Master Collateral Agent, the Required Facility Representatives shall appoint, by written instrument, a successor collateral agent and notify the Borrowers thereof. One (1) original counterpart of such instrument of appointment shall be delivered to each Facility Representative, the Master Collateral Agent, the Revolver Collateral Agent, the Borrowers and the successor collateral agent. No such removal shall become effective until all outstanding amounts due and owing to the Master Collateral Agent are paid in full.

       (c) In the event of any such resignation or removal, the Master Collateral Agent shall promptly transfer to the successor collateral agent, as directed in writing by the Required Facility Representatives, physical collateral, all accounts, funds and investments being administered under this Agreement and shall cooperate with each Facility Representative, the Borrowers and the successor collateral agent to facilitate the continued perfection and priority of the Lien granted for the benefit of the Secured Parties in the Collateral.

              Section 11 Indemnity. ACFS agrees to indemnify, defend and hold harmless the Master Collateral Agent and its directors, officers, agents and employees against any and all claims, damages, losses, liabilities or expenses (including, but not limited to, reasonable attorneys' fees, court costs and costs of investigation) of any kind or nature whatsoever arising out of or in connection with this Agreement that may be imposed upon, incurred by or asserted against the Master Collateral Agent; provided, however, that this Section 11 shall not relieve the Master Collateral Agent from liability for its willful misconduct or gross negligence, as conclusively determined by a court of competent jurisdiction beyond all applicable appeals. The provisions of this
Section 11 shall survive the resignation or removal of the Master Collateral Agent or any successor Master Collateral Agent and the termination of this Agreement.

              Section 12    Limitations Of Liability.

       (a) The Master Collateral Agent shall not be liable to the Borrowers, ACFS, the Revolver Collateral Agent, the Revolver Administrative Agent, any other Facility Representative, any other Secured Party or any other Person with respect to any action taken or not taken by it in the performance of its obligations under this Agreement except in the case of the Master Collateral Agent's willful misconduct or gross negligence. The obligations of the Master Collateral Agent shall be determined solely by the express provisions of this Agreement. No representation, warranty, covenant, agreement, obligation or duty of the Master Collateral Agent shall be implied with respect to this Agreement or the Master Collateral Agent's services hereunder.

       (b) The Master Collateral Agent may conclusively rely, and shall be fully protected in acting or refraining from acting, upon and need not verify the accuracy of (i) any oral instructions from any persons the Master Collateral Agent believes to be authorized to give such instructions, who shall only be, with respect to ACFS, the Borrowers and each Facility Representative, persons the Master Collateral Agent believes in good faith to be duly authorized officers thereof, and (ii) any written instruction, notice, order, request, direction, certificate, opinion or other instrument or document believed by the Master Collateral Agent to be genuine and to have been signed and presented by the proper party or parties.

       (c) The Master Collateral Agent may consult with counsel nationally recognized in the area of commercial transactions with regard to legal questions arising out of or in connection with this Agreement, and the advice or opinion of such counsel shall be full and complete authorization and protection in respect of any action taken, omitted or suffered by the Master Collateral Agent in reasonable reliance, in good faith, and in accordance therewith; provided, however, that if the Required Facility Representatives give written instructions to the Master Collateral Agent or provide an opinion of counsel selected by them, which in either case conflicts with any such advice or opinion of counsel, then the Master Collateral Agent shall follow such instructions of the Required Facility Representatives (unless such written instructions violate the express terms of this Agreement, violate applicable law or subject the Master Collateral Agent to liability) or such opinion of counsel selected by the Required Facility Representatives, and shall be fully protected in acting or refraining to act thereon. Any such written instructions from the Required Facility Representatives shall contain an indemnity satisfactory to the Master Collateral Agent with respect to the instructions given to the Master Collateral Agent.

       (d) No provision of this Agreement shall require the Master Collateral Agent to expend or risk its own funds or otherwise incur financial liability in the performance of its duties under this Agreement if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity satisfactory to it is not assured to it.

       (e) The Master Collateral Agent may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents, attorneys, custodians or nominees appointed with due care, and shall not be responsible for any willful misconduct or negligence on the part of any agent, attorney, custodian or nominee so appointed.

       (f) Whenever in the administration of the provisions of this Agreement the Master Collateral Agent shall deem it necessary or desirable that a matter be proved or established prior to taking or suffering any action to be taken hereunder, such matter (unless other evidence in respect thereof be herein specifically prescribed) may, in the absence of gross negligence or bad faith on the part of the Master Collateral Agent, be deemed to be conclusively proved and established by a certificate signed by an officer of any of ACFS, the Borrowers and each Facility Representative, as the case may be, and delivered to the Master Collateral Agent and such certificate, in the absence of gross negligence or bad faith on the part of the Master Collateral Agent, shall be full warrant to the Master Collateral Agent for any action taken, suffered or omitted by it under the provisions of this Agreement upon the faith thereof.

       (g) The Master Collateral Agent shall have no obligation to invest and reinvest any cash held in the Collateral Account in the absence of timely and specific written investment direction from ACFS. In no event shall the Master Collateral Agent be liable for the selection of investments or for investment losses incurred thereon. The Master Collateral Agent shall have no liability in respect of losses incurred as a result of the liquidation of any investment prior to its stated maturity or the failure of ACFS to provide timely written investment direction.

       (h) Any corporation into which the Master Collateral Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Master Collateral Agent shall be a party, or any corporation succeeding to the business of the Master Collateral Agent shall be the successor of the Master Collateral Agent hereunder without the execution or filing of any paper with any party hereto or any further act on the part of any of the parties hereto except where an instrument of transfer or assignment is required by law to effect such succession, anything herein to the contrary notwithstanding.

       (i) Notwithstanding anything herein to the contrary, in no event shall the Master Collateral Agent have any obligation or liability in respect of the monitoring or maintenance of the perfection of any security interest evidenced hereby or for the filing or refiling or recording or rerecording of any financing or continuation statements in respect of any such security interest except if the Master Collateral Agent fails to comply with its obligations under
Section 5(d)(2) with respect to any financing or continuation statement which any Agent, Lender or Facility Representative expressly requests that it file pursuant to the terms thereof.

       (j) The Master Collateral Agent shall not be deemed to have notice of any Event of Default unless an Authorized Officer of the Master Collateral Agent is specifically notified in writing of such event by a Facility Representative, the Borrowers or ACFS.

              Section 13 Addition of Senior Facility Agreements. The Borrowers may designate an agreement as a Senior Facility Agreement by delivering to the Master Collateral Agent at least seven Business Days prior to the proposed date of the effectiveness of such designation a written notice identifying such agreement and the related Senior Facility Notional Amount and by satisfying the following conditions on or before such proposed date of effectiveness:

       (a) at least seven Business Days prior to the proposed date of the effectiveness of such designation, the Borrowers shall have delivered to the Master Collateral Agent a certificate calculating the Senior Borrowing Base as of such date and demonstrating that, after giving effect to such designation, the sum of the Senior Facility Notional Amounts with respect to each Senior Facility will not exceed the Senior Borrowing Base;

       (b) the related Senior Facility Representative, the Borrowers and ACFS shall have delivered to the Master Collateral Agent a Joinder Supplement relating to such Senior Facility Agreement;

       (c) S&P shall have confirmed in writing that amounts due under each Senior Facility Agreement continue to be rated at least "BBB-," after giving effect to the proposed Senior Facility Agreement;

       (d) ACFS shall have delivered to the Master Collateral Agent a certificate that the Senior Facility Agreement requires Senior Facility Excess Spread, if any, to be paid to the Master Collateral Agent;

       (e) such Senior Facility Agreement shall provide that the collateral agent thereunder will hold any Senior Excluded Collateral with respect thereto for the benefit of the Master Collateral Agent and the Secured Parties to the extent of any related Senior Facility Excess Spread payable to the Master Collateral Agent hereunder; and

       (f) the Master Collateral Agent shall have received an Officer's Certificate of each of the Borrowers stating that on the date of such designation and after giving effect to the proposed Senior Facility Agreement, no condition, event or act which with notice or lapse of time or both will become a Default or Event of Default has occurred and is continuing.

The Master Collateral Agent shall deliver notice of each designation of an additional Senior Facility Agreement to each Facility Representative promptly following its receipt of notice of such designation from the Borrowers.

              Section 14 Increase and Decrease of Senior Facility Notional Amounts.

       (a) The Borrowers may increase the Senior Facility Notional Amount of any Senior Facility Agreement by delivering to the Master Collateral Agent at least seven Business Days prior to the proposed date of the effectiveness of such increase a written notice identifying such agreement and the related proposed increase in the Senior Facility Notional Amount and by satisfying the following conditions on or before such proposed date of effectiveness:

              (i) at least seven Business Days prior to the proposed date of the effectiveness of such increase, the Borrowers shall have delivered to the Master Collateral Agent a certificate calculating the Senior Borrowing Base as of such date and demonstrating that, after giving effect to such increase, the sum of the Senior Facility Notional Amounts with respect to each Senior Facility will not exceed the Senior Borrowing Base;

              (ii) if after giving effect to such increase the Senior Facility Aggregate Amount would exceed 66-2/3% of the Senior Borrowing Base, S&P shall have confirmed in writing that amounts due under each Senior Facility Agreement continue to be rated at least "BBB-"; and

              (iii) the Master Collateral Agent shall have received an Officer's Certificate of each of the Borrowers stating that on the date of such increase of the applicable Senior Facility Notional Amount and after giving effect to such increase, no condition, event or act which with notice or lapse of time or both will become a Default or Event of Default has occurred and is continuing.

provided, however, that (i) the Senior Facility Notional Amount with respect to any Senior Facility Agreement which does not provide a revolving facility shall in no event be increased to an amount in excess of the Senior Facility Notional Amount with respect to such Senior Facility Agreement on the date such Senior Facility Agreement was added pursuant to Section 13 hereof unless the outstanding amount advanced under such Senior Facility Agreement is subsequently increased and (ii) the Senior Facility Notional Amount with respect to any Senior Facility Agreement which provides a revolving facility (other than the Revolving Credit Agreement) shall in no event be increased to an amount in excess of the product of (x) the Senior Facility Notional Amount with respect to such Senior Facility Agreement on the date (the "Initial Advance Date") which is the later of (A) the date such Senior Facility Agreement was added pursuant to
Section 13 hereof and (B) the date the initial advance was made on such Senior Facility Agreement and (y) a fraction, the numerator of which is the amount outstanding under such Senior Facility Agreement on the date of such proposed increase and the denominator of which is the amount advanced under such Senior Facility Agreement on the Initial Advance Date. The Master Collateral Agent shall deliver notice of each increase in the Senior Facility Notional Amount of any Senior Facility Agreement to each Facility Representative promptly following its receipt of notice of such increase from the Borrowers.

       (b) The Borrowers may decrease the Senior Facility Notional Amount with respect to any Senior Facility Agreement from time to time by providing prior written notice thereof to each Facility Representative and the Master Collateral Agent.

              Section 15 Addition of Junior Facility Agreements. The Borrowers may designate an agreement as a Junior Facility Agreement by delivering to the Master Collateral

Agent at least seven Business Days prior to the proposed date of the effectiveness of such designation a written notice identifying such agreement and by satisfying the following conditions on or before such proposed date of effectiveness:

       (a) the related Junior Facility Representative, the Borrowers and ACFS shall have delivered to the Master Collateral Agent a Joinder Supplement relating to such Junior Facility Agreement.

The Master Collateral Agent shall deliver notice of each designation of an additional Junior Facility Agreement to each Facility Representative promptly following its receipt of notice of such designation from the Borrowers.

              Section 16 Junior Facility Distributions. The Borrowers and each Junior Facility Representative may agree to amend clause (vi) of Section 6 without the consent of any Senior Creditor or Senior Facility Representative, provided that S&P shall have consented to such amendment.

              Section 17    Subordination.

       (a) Subordination of Junior Debt to Senior Debt. The Borrowers covenant and agree, and the Junior Creditors by their respective acceptance of the Junior Debt (whether upon original issue or upon transfer or assignment) likewise covenant and agree, that the payment of any and all of the Junior Debt shall be subordinate and subject in right of payment, to the extent and in the manner set forth herein, to the prior payment in full in cash of the Senior Debt and costs and expenses under Section 6(a)(i) and (iv). Each holder of Senior Debt, whether now outstanding or hereafter created, incurred, assumed or guaranteed, shall be deemed to have acquired Senior Debt in reliance upon the provisions contained in this Agreement.

       (b)    Proceedings. In the event of any Proceeding involving the
Borrowers: (a) all Senior Debt and costs and expenses under Section 6(a)(i) and
(iv) shall first be paid in full in cash before any payment of or with respect to the Junior Debt shall be made (other than a distribution of Reorganization Subordinated Securities if the Junior Creditors, the Senior Creditors and the Master Collateral Agent shall have entered into such supplements to or modifications to this Agreement as the Senior Creditors may request to reflect the continued subordination of the Reorganization Subordination Securities to the Senior Debt and costs and expenses under Section 6(a)(i) and (iv) (or notes or other securities issued in substitution of all or a portion thereof) to at least the same extent as provided herein); (b) any payment or distribution, whether in cash, property or securities, which, but for the terms hereof, otherwise would be payable or deliverable in respect of the Junior Debt (other than a distribution of Reorganization Subordinated Securities if the Junior Creditors, the Senior Creditors and the Master Collateral Agent shall have entered into such supplement to or modification to this Agreement as the Senior Creditors may request to reflect the continued subordination of the Reorganization Subordinated Securities to the Senior Debt and costs and expenses under Section 6(a)(i) and (iv) (or notes or other securities issued in substitution of all or a portion thereof) to at least the same extent as provided herein), shall be paid or delivered directly to the Master Collateral Agent for the benefit of each Senior Creditor until all Senior Debt and costs and expenses under Section 6(a)(i) and (iv) are paid in full, and the Junior Creditors irrevocably authorize, empower and direct all receivers, trustees, liquidators, custodians, conservators and others having authority in the premises to effect all such payments and distributions, and the Junior Creditors also irrevocably authorize, empower and direct the Master Collateral Agent and each Senior Creditor to demand sue for, collect and receive every such payment or distribution; (c) the Junior Creditors agree to execute and deliver to the Master Collateral Agent and each Senior Facility Representative or their respective representatives such further instruments confirming the authorization referred to in the foregoing clause (b) as may be requested by the Master Collateral Agent or any Senior Facility Representative; (d) the Junior Creditors agree not to initiate, prosecute or encourage any other person or entity to initiate or prosecute any claim, action or other proceeding challenging the validity, priority, extent or enforceability of the Senior Debt or any liens and security interests securing the Senior Debt; (e) the Junior Creditors agree not to object to any use of cash collateral by the Borrowers under Section 363 of the United States Bankruptcy Code permitted by the Senior Facility Representatives or any borrowing by the Borrowers from the Senior Facility Representatives or to any grant of a lien or security interest by any person or entity in favor of the Master Collateral Agent for the benefit of the Senior Facility Representatives under Section 364 of the United States Bankruptcy Code; and (f) if the Junior Creditors fail (i) to execute, verify, deliver and file any proofs of claim in respect of the Junior Debt in connection with any such Proceeding at least 20 days prior to the expiration of the time to file such proofs of claim, the Junior Creditors hereby irrevocably authorize, empower and appoint the Master Collateral Agent (for the benefit of the Senior Facility Representatives) as its agent and attorney-in-fact to execute, verify, deliver and file such proofs of claim and (ii) to vote such claim in any such Proceeding at least 3 days prior to the expiration of the time to vote, the Junior Creditors hereby irrevocably authorize, empower and appoint the Master Collateral Agent as its agent and attorney-in-fact to vote any such claim; provided, however, that the Master Collateral Agent shall have no obligation to execute, verify, deliver, file and/or vote any such proof of claim. In the event that the Master Collateral Agent votes any claim in accordance with the authority granted hereby, the Junior Creditors shall not be entitled to change or withdraw such vote. The Senior Debt shall continue to be treated as Senior Debt and the provisions of this Agreement shall continue to govern the relative rights and priorities of the Senior Facility Representatives, the Master Collateral Agent and the Junior Creditors even if all or part of the Senior Debt or the security interests securing the Senior Debt are subordinated, set aside, avoided or disallowed in connection with any such Proceeding and this Agreement shall be reinstated if at any time any payment of any of the Senior Debt is rescinded or must otherwise be returned by any holder of the Senior Debt or any representative of such holder.

       (c) Payment Block Upon Senior Default. The Borrowers may not make and the Junior Creditors may not receive any payment of principal, interest or any other amount due with respect to any Junior Debt if at the time of such payment a Senior Default exists.

       (d) Payments Otherwise Permitted. Nothing contained in this Section 17 or elsewhere in this Agreement or in the Senior Facility Agreements shall prevent the Borrowers at any time, except during the pendency of any Proceeding referred to in subsection 17(b) or under the conditions referred to in subsection 17(c), from making payments, to the extent funds are available therefor in accordance with the terms of this Agreement, or the Junior Creditors from receiving payments pursuant to Section 6 of this Agreement on the Junior Notes.

       (e) Restriction on Action by the Junior Creditors. Until the Senior Debt and costs and expenses under Section 6(a)(i) and (iv) are indefeasibly paid in full in cash, the Junior Creditors shall not, without the prior written consent of the Senior Facility Representatives, take any Collection Action with respect to the Junior Debt, except as permitted in the following sentence. Upon the acceleration of all of the Senior Debt the Junior Creditors may, upon three business days prior written notice to the Master Collateral Agent, accelerate the Junior Debt or take any other Collection Action which is not inconsistent with or in contravention of, and which does not interfere with, any enforcement actions by the Master Collateral Agent or any Senior Facility Representative or the provisions of this Agreement; provided, however, that following the acceleration of the Senior Debt as described above, if such acceleration is rescinded, then all Collection Actions taken by the Junior Creditors shall likewise be rescinded.

       (f) Incorrect Payments. If any payment or distribution on account of the Junior Debt not permitted to be made by the Borrowers or received by the Junior Creditors under this Agreement is received by the Junior Creditors before all Senior Debt and costs and expenses under Section 6(a)(i) and (iv) are indefeasibly paid in full in cash and all lending commitments under the Credit Agreement have terminated and the Revolving Credit Agreement shall have terminated, such payment or distribution shall not be commingled with any asset of the Junior Creditors, shall be held in trust by the Junior Creditors for the benefit of the Senior Creditors and the Master Collateral Agent and shall be promptly paid over to the Master Collateral Agent, or its designated representative, for the benefit of the Senior Creditors and the Master Collateral Agent.

       (g) Sale, Transfer. etc. No Junior Creditor may sell, assign, pledge, dispose of or otherwise transfer all or any portion of the Junior Debt or its rights under any Junior Facility Agreement without at least 5 business days prior written notice to the Master Collateral Agent and unless prior to the consummation of any such action, the transferee thereof shall execute and deliver to the Master Collateral Agent either an assumption agreement pursuant to which such transferee assumes all of the transferring Junior Creditor's obligations and liabilities under this Agreement, with respect to the portion of the Junior Debt and Junior Facility Agreements so transferred, or the transferee executes and delivers to the Master Collateral Agent an agreement identical to this Agreement (mutatis mutandis), providing for the continued subordination of the Junior Debt to the Senior Debt as provided herein and for the continued effectiveness of all of the rights of the Senior Facility Representatives arising under this Agreement and which reflects the provisions herein concerning such transfer. Notwithstanding the failure to execute or deliver any such agreement, the subordination effected hereby shall survive any sale, assignment, pledge, disposition or other transfer of all or any portion of the Junior Debt, and the terms of this Agreement shall be binding upon the successors and assigns of the Junior Creditors.

       (h) Legends. Until the Senior Debt is indefeasibly paid in full in cash and the Senior Facility Agreements have been terminated, the Junior Facility Agreements at all times shall contain in a conspicuous manner the following legend:

              "This instrument and the rights and obligations evidenced hereby are subordinate in the manner and to the extent set forth in that certain Master Collateral and Intercreditor Agreement (the "Subordination Agreement") dated as of August 15, 2002 among AFS Funding Corp., AFS SenSub Corp., AmeriCredit Financial Services, Inc., Deutsche Bank Trust Company Americas, as master collateral agent, the "Senior Facility Representatives" referenced therein and the "Junior Facility Representatives" referenced therein, as amended, supplemented or otherwise modified from time to time; and each holder of this instrument, by its acceptance hereof, shall be bound by the provisions of the Subordination Agreement."

       (i) Continued Effectiveness. The Junior Creditors hereby agree that their obligations hereunder shall be continuing, absolute and unconditional and not subject to any reduction, limitation, impairment, termination, defense or recoupment whatsoever by reason of, or be otherwise diminished by, any of the following: (a) any extension, modification or renewal of, or indulgence with respect to, or substitution for, the Senior Debt or any part thereof or any agreement relating thereto at any time; (b) any failure or omission to perfect or maintain any lien or security interest on, or preserve rights to, any security or collateral or to enforce any right, power or remedy with respect to the Senior Debt or any part thereof or any agreement relating thereto, or any collateral securing the Senior Debt or any part thereof; (c) any waiver of any right, power or remedy or of any default with respect to the Senior Debt or any part thereof or any agreement relating thereto or with respect to any collateral securing the Senior Debt or any part thereof; (d) any release, surrender, compromise, settlement, waiver, subordination or modification, with or without consideration, of, any collateral securing the Senior Debt or any part thereof, any guaranties with respect to the Senior Debt or any part thereof, or any other obligations of any person or entity with respect to the Senior Debt or any part thereof; (e) the enforceability or validity of the Senior Debt or any part thereof or the genuineness, enforceability or validity of any agreement relating thereto or with respect to any collateral securing the Senior Debt or any part thereof; (f) any Senior Facility Representative's election, in any case or proceeding instituted under chapter 11 of the United States Bankruptcy Code, of the application of section 1111(b)(2) of the United States Bankruptcy Code; (g) any borrowing, use of cash collateral, or grant of a security interest by the Borrowers, as debtor in possession, under section 363 or 364 of the United States Bankruptcy Code; or (h) the disallowance of all or any portion of any of the Agent's or the Lenders' claims for repayment of the Senior Debt under section 502 or 506 of the United States Bankruptcy Code. The Senior Facility Representatives may direct the

Master Collateral Agent to take any action or exercise any remedy with respect to any Collateral from time to time and at any time in their sole discretion, without notice to the Junior Creditors. The terms of this Agreement, the subordination effected hereby, and the rights and the obligations of the Junior Creditors, the Borrowers, and the Senior Creditors arising hereunder shall not be affected, modified or impaired in any manner or to any extent by: (a) any amendment or modification of or supplement to the any Senior Facility Agreement or any Junior Facility Agreement; (b) the validity or enforceability of any of such documents; or (c) any exercise or non-exercise of any right, power or remedy under or in respect of the Senior Debt or the Junior Debt or any of the instruments or documents referred to in clause (a) above. The Junior Creditors hereby acknowledge that the provisions of this Agreement are intended to be enforceable at all times, whether before the commencement of, after the commencement of, in connection with or premised on the occurrence of a Proceeding.

       (j) No Contest. The Junior Creditors agree that they will not at any time contest the validity, perfection, priority or enforceability of the Senior Debt or the Senior Facility Agreements or the rights of the holders of the Senior Debt in the Collateral hereunder.

              Section 18 Term Of Agreement. This Agreement shall be terminated upon the final indefeasible payment of all Obligations and the termination of the Senior Facility Agreements and the Junior Facility Agreements.

              Section 19 Notices. All demands, notices and communications relating to this Agreement shall be in writing and shall be deemed to have been duly given when received by the other party or parties at the address shown on
Schedule I or in the Joinder Supplement by which they became a party hereto, whether by personal delivery, express delivery or facsimile, or such other address as may hereafter be furnished to the other party or parties by like notice. Any such demand, notice or communication hereunder shall be deemed to have been received on the date delivered to or received at the premises of the addressee.

              Section 20  GOVERNING LAW; VENUE; CONSENT TO JURISDICTION.

                     (A) THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

                     (B)  VENUE FOR ANY ACTION BROUGHT UNDER THIS AGREEMENT
MAY BE IN ANY NEW YORK STATE COURT OR FEDERAL DISTRICT COURT SITTING IN NEW YORK COUNTY, NEW YORK. EACH PARTY TO THIS AGREEMENT HEREBY CONSENTS TO THE JURISDICTION OF SUCH COURT.

              Section 21 Assignment. Except as expressly permitted herein, no party to this Agreement may assign its rights or delegate its obligations under this Agreement without the express written consent of the other parties.

            Section 22 Counterparts. For the purpose of facilitating the execution of this Agreement and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which shall be deemed to be an original, and together shall constitute and be one and the same instrument.

            Section 23 Headings. The section headings are not part of this Agreement and shall not be used in its interpretation.

            Section 24 Third Party Beneficiaries. It is hereby agreed by the parties hereto that the Secured Parties are, and are intended to be, third party beneficiaries under this Agreement with the right to enforce this Agreement as if such Secured Parties were parties hereto.

            Section 25  Defaults; Certain Remedies.

       (a) Event of Default. An "Event of Default" shall exist under this Agreement if there exists an "Senior Default" or "Junior Default". For the purpose of this Agreement, a "Default" shall mean any occurrence or condition which, with the giving of notice or the passage of time, or both, would be an Event of Default. Unless and until the Master Collateral Agent has actual knowledge that an Event of Default shall have occurred and is continuing, the Master Collateral Agent shall not take any action under this Agreement except for the performance of such duties as are specifically set forth herein and except as may be set forth from time to time in written instructions by the Required Facility Representatives in accordance with this Agreement, and upon receipt of such written instruction, the Master Collateral Agent shall give such notice or direction or exercise such right, remedy or power hereunder as shall be specified in such instruction.

       (b) Notice of Event of Default; Control by Required Facility Representatives. If the Master Collateral Agent has actual knowledge that an Event of Default shall have occurred, the Master Collateral Agent shall give prompt notice thereof to each Facility Representative; and if and for so long as the Master Collateral Agent shall not have actual knowledge that such Event of Default shall no longer be continuing, the Master Collateral Agent shall exercise such rights, powers and remedies (whether vested in it by this Agreement or by law or in equity or by statute or otherwise) for the protection and enforcement of its rights under this Agreement as the Master Collateral Agent may be directed in writing by the Required Facility Representatives in accordance with this Agreement, and in such exercise shall use the same degree of care and skill as a prudent person would use under the circumstances in the conduct of such person's own affairs. The Required Facility Representatives, by an instrument or instruments in writing executed and delivered to the Master Collateral Agent, shall have the right to direct the method and place of conducting the action to be taken by the Master Collateral Agent in connection with the protection and enforcement of the Master Collateral Agent's rights under this Agreement.

       (c) Default Remedies. If any one or more Events of Default exist and shall be continuing, the Master Collateral Agent shall have the right to proceed to protect and enforce its rights hereunder by exercising all or any of the rights and remedies available to it under applicable law (either by suit in equity or by action at law or by any other appropriate proceeding) and all or any of the rights and remedies conferred in this Agreement, whether for the specific performance of any covenant or agreement herein or therein contained or in execution or aid of any power herein or therein granted, or for foreclosure thereunder, in such order as the Master Collateral Agent may determine in its sole discretion (subject to the direction of the Required Facility Representatives pursuant to Section 25(b)). No power, right or remedy conferred on the Master Collateral Agent in this Agreement is intended to be exclusive of any other right, power or remedy and each and every right and remedy shall be cumulative and shall be in addition to every other right or remedy given herein or now or hereafter existing at law or in equity or by statute or otherwise. The Master Collateral Agent shall, at the written direction of the Required Facility Representatives, also do one or more of the following (subject to Section 12 hereof):

              (i) institute proceedings in its own name and on behalf of the Secured Parties as Master Collateral Agent for the collection of all amounts then payable on the Senior Debt and/or the Junior Debt with respect thereto, whether by declaration or otherwise, enforce any judgment obtained, and collect from the Borrowers and any other obligor upon such debt moneys adjudged due;

              (ii) institute proceedings from time to time for the complete or partial foreclosure upon the Collateral;

              (iii) exercise any remedies of a secured party under the UCC and take any other appropriate action to protect and enforce the right and remedies of the Master Collateral Agent and the Secured Parties; and

              (iv) sell the Collateral or any portion thereof or rights or interest therein, at one or more public or private sales called and conducted in any manner permitted by law.

         (d) Bankruptcy Proceeding. If there shall be pending a case or proceedings in bankruptcy with respect to, or for the reorganization or arrangement of, any Borrower under any bankruptcy or insolvency law or in case a conservator, liquidator, custodian, receiver or trustee shall have been appointed for any Borrower or any of the Collateral, the Master Collateral Agent may, but, unless requested in writing by the Required Facility Representatives, shall not (subject to Section 25(b)) be obligated to, file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Secured Parties allowed in such case or proceeding for the Obligations at the date of the institution of such case or proceeding, and for any additional amounts that may become due and payable under any of the Senior Facility Agreements or Junior Facility Agreements or other document or instrument creating or evidencing any Obligation after such date and to otherwise protect and assert its rights, liens and security interests in, under and to the Collateral. The Master Collateral Agent may, but, unless requested in writing by the Required Facility Representatives, shall not (subject to Section 25(b))
be obligated to, and unless prohibited by applicable law and regulations, vote (as directed by the Required Facility Representatives) on behalf of the Secured Parties in any election of a trustee, a standby trustee or person performing similar functions in any such case or proceeding. No provision of this Agreement shall be deemed to authorize the Master Collateral Agent to authorize or consent to or accept or adopt on behalf of any Secured Party any plan of reorganization, arrangement, adjustment or composition affecting the Senior Debt or the Junior Debt or the rights of any Secured Party or to authorize the Master Collateral Agent to vote in respect of the claim of any Secured Party in any such proceeding.

         (e) Delay or Omission; No Waiver. No course of dealing or failure or delay by the Master Collateral Agent in exercising any right, power or remedy shall impair such right, power or remedy or operate as a waiver thereof or otherwise prejudice the Master Collateral Agent's rights, powers and remedies. Every right and remedy given hereby, by any other document or instrument creating or evidencing any Obligation or by law to the Master Collateral Agent may be exercised from time to time as often as may be deemed expedient by the Master Collateral Agent.

         (f) Restoration of Rights and Remedies. If the Master Collateral Agent shall have instituted any proceeding to enforce any right or remedy under this Agreement and such proceeding shall have been discontinued or abandoned for any reason, or shall have been determined adversely to the Master Collateral Agent, then and in every such case the Master Collateral Agent, the Borrowers and the Secured Parties shall, subject to any determination in such proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Master Collateral Agent shall continue as though no such proceeding had been instituted.

         (g) Application of Proceeds. The proceeds of any exercise of rights with respect to the Collateral, or any part thereof, shall be paid to and applied as follows:

              (i) FIRST, to the payment of (i) costs and expenses of foreclosure or suit, if any, and of any sale, and of all proper expenses, liabilities and advances, including legal expenses and reasonable attorneys' fees, incurred or made hereunder by the Master Collateral Agent, (ii) any fees, expenses, disbursements, advances or liabilities due and unpaid to the Master Collateral Agent under
         Section 8 and (iii) all taxes, assessments or liens superior to the liens hereunder, except any taxes, assessments or other superior lien subject to which such sale may have been made;

              (ii) SECOND, to the payment of all accrued and unpaid interest on the Senior Debt and, in case such proceeds shall be insufficient to pay in full such amounts so unpaid, then ratably according to the aggregate accrued and unpaid interest under each Senior Facility Agreement;

              (iii) THIRD, to the payment of the principal outstanding on the Senior Debt and, in case such proceeds shall be insufficient to pay such principal amounts in full, then ratably according to the unpaid principal amounts with respect to each Senior Facility Agreement; and

              (iv) FOURTH, to the payment of any other amounts accrued and unpaid with respect to the Senior Debt and, in case such proceeds shall be insufficient to pay such amounts in full, then ratably according to the outstanding amounts under each Senior Facility Agreement; and

              (v) FIFTH, to the payment of all accrued and unpaid interest on the Junior Debt and, in case such proceeds shall be insufficient to pay in full such amounts so unpaid, then ratably according to the aggregate accrued and unpaid interest under each Junior Facility Agreement;

              (vi) SIXTH, to the payment of the principal outstanding on the Junior Debt and, in case such proceeds shall be insufficient to pay such principal amounts in full, then ratably according to the Junior Facility Outstanding Amounts under each Junior Facility Agreement; and

              (vii) SEVENTH, to the payment of any other amounts accrued and unpaid with respect to the Junior Debt and, in case such proceeds shall be insufficient to pay such amounts in full, then ratably according to the outstanding amounts under each Junior Facility Agreement; and

the surplus, if any, shall be paid to the Borrowers, its or their successors and assigns, or to whomsoever may be lawfully entitled to receive the same.

         (h) Limitations on Suits. Anything contained herein to the contrary notwithstanding, no Facility Representative shall have the right to institute any suit, action or proceeding at law or in equity, for the execution of any trust or power hereof or for any other remedy under or upon this Agreement, unless:

              (i) such Facility Representative shall have previously given the Master Collateral Agent written notice of the occurrence of an Event of Default;

              (ii) the Required Facility Representatives shall have made written request upon the Master Collateral Agent to exercise such powers or enforce such remedies or institute such action, suit or proceeding in its own name; and

              (iii) the Master Collateral Agent shall have refused or failed to comply with such request for a period of 10 days after such written request shall have been received by it.

         Such notification, request, and refusal or omission are hereby declared, in every case, to be conditions precedent to the exercise by any Facility Representative of any remedy hereunder;

it being understood and intended that no one or more of the Facility Representatives shall have any right in any manner whatever by his or their action to enforce any right under this Agreement, except in the manner herein provided, and that all judicial proceedings to enforce any provision hereof shall be instituted, had and maintained in the manner herein provided and for the benefit of all Secured Parties, as provided for herein.

         (i)  Sharing.

              (i) Remittance of Proceeds of Collateral. If any Secured Party shall obtain any cash proceeds of the Collateral otherwise than through a distribution from the Master Collateral Agent pursuant to the terms hereof, then such Secured Party shall, promptly after receipt thereof, remit, or cause the related Facility Representative to remit, such cash proceeds to the Master Collateral Agent. The Master Collateral Agent shall, promptly after receipt of such cash proceeds, disburse the amount so remitted to it as provided in Section 25(g), in the order of priority set forth therein. Any such cash proceeds shall not be deemed to have satisfied any obligations in respect of which it was originally received by such Secured Party but rather shall be deemed to have satisfied, to the extent of the amount of such proceeds, the obligations to which such cash proceeds are applied as provided for in
         Section 25(g).

              (ii) Return of Proceeds. If any Secured Party that has remitted cash proceeds of Collateral to the Master Collateral Agent pursuant to the preceding paragraph (i) shall thereafter be required to repay such proceeds to the original payor thereof, such Secured Party shall have a lien on the Collateral, prior to the lien securing the Obligations, securing the repayment of the proceeds so remitted to the Master Collateral Agent (less any portion thereof distributed to such Secured Party pursuant to 25(g)), provided that, upon request by such Secured Party to the Master Collateral Agent, the Master Collateral Agent shall request each Facility Representative to whom such proceeds were disbursed to remit such proceeds to the Master Collateral Agent and each Facility Representative shall promptly comply with such request.

              (iii) Sharing. Except as otherwise provided in paragraph (i) and
         (ii), if any Secured Party shall obtain any Collateral, proceeds of Collateral or any other property as security for the payment of any Obligation held by it, such Secured Party shall promptly thereafter take such actions as shall be necessary to transfer such property to the Master Collateral Agent as security for all of the Obligations or otherwise to share equitably the benefit of such property with all Secured Parties.

         (j) In any proceedings brought by the Master Collateral Agent to enforce the Liens hereunder (and also any proceedings involving the interpretation of any provision hereof), the Master Collateral Agent shall be held to represent all the Secured Parties, and it shall not be necessary to make any Secured Party a party to any such proceedings.

         Section 26  Limited Liability of Master Collateral Agent.

     It is expressly understood and agreed by the parties hereto that (a) this Agreement is executed and delivered by Deutsche Bank Trust Company Americas, not individually or personally but solely as Master Collateral Agent, in the exercise of the powers and authority conferred and vested in it, (b) the representations, undertakings and agreements herein made on the part of the Master Collateral Agent are made and intended not as personal representations, undertakings and agreements by Deutsche Bank Trust Company Americas, but are made and intended for the purpose of binding only the Master Collateral Agent, and (c) under no circumstances shall Deutsche Bank Trust Company Americas be personally liable for the payment of any indebtedness or expenses of the Master Collateral Agent or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Master Collateral Agent under this Agreement.

         Section 27 Amendments. The Required Senior Facility Representatives, the Required Junior Facility Representatives, the Master Collateral Agent, ACFS and the Borrowers may, from time to time, enter into written amendments, supplements, modifications, waivers and consents of or to this Agreement; provided, however, that:

         (a) S&P shall have confirmed in writing that such amendment, supplement, modification, waiver or consent will not result in the reduction or withdrawal of any rating on any Senior Facility Agreement;

         (b) no such amendment, supplement, modification, waiver or consent shall, (i) amend Section 6 in a manner adverse to the parties to the Senior Facility Agreements or change the definition of "Required Senior Facility Representatives" without the consent of all Senior Facility Representatives,
(ii) amend Section 6 in a manner adverse to the parties to the Junior Facility Agreements or change the definition of "Required Junior Facility Representatives" without the consent of all Junior Facility Representatives,
(iii) release all or any part of the Collateral without the consent of each Facility Representative, or (iv) change the provisions of this Section 27 or change the definition of "Required Facility Representatives" without the consent of each Facility Representative; and

         (c) without the written consent of the Master Collateral Agent, no such amendment, supplement, modification or waiver shall amend, modify or waive any provision of Section 11 or 12 or otherwise change any of the rights or obligations of the Master Collateral Agent hereunder or reduce the rate of, or extend the date of payment for, any fee payable to the Master Collateral Agent hereunder.

         Any such amendment, supplement, modification or waiver shall apply equally to each of the Secured Parties and shall be binding the Secured Parties, the Facility Representatives, the Master Collateral Agent, the Borrowers and ACFS. In the case of any waiver, the parties shall be restored to their former position and rights hereunder to the extent provided for in such waiver. This Agreement may not be amended orally or by any course of conduct.

                            [Signature Page Follows]

         IN WITNESS WHEREOF, the parties hereto have caused their duly authorized representatives to hereunto set their hand as of the day and year first above written.

                                            DEUTSCHE BANK TRUST COMPANY
                                            AMERICAS, not in its individual
                                            capacity but solely as Revolver
                                            Administrative Agent and Revolver
                                            Collateral Agent

                                            By: /s/
                                               ---------------------------------
                                               Name:
                                               Title:


                                            By: /s/
                                               ---------------------------------
                                               Name:
                                               Title:

                                            AFS FUNDING CORP.

                                            By: /s/
                                               ---------------------------------
                                               Name:
                                               Title:

                                            AFS SENSUB CORP.

                                            By: /s/
                                               ---------------------------------
                                               Name:
                                               Title:

                                            AMERICREDIT FINANCIAL SERVICES, INC.

                                            By: /s/
                                               ---------------------------------
                                               Name:
                                               Title:

                                           DEUTSCHE BANK TRUST COMPANY AMERICAS,
                                           not in its individual capacity but
                                           solely as Master Collateral Agent


                                           By: /s/
                                              ----------------------------------
                                              Name:
                                              Title:


                                           By: /s/
                                              ----------------------------------
                                              Name:
                                              Title:

        [Signature Page to Master Collateral and Intercreditor Agreement]

                                                                       EXHIBIT A

                          FORM OF JOINDER SUPPLEMENT

                                                                       EXHIBIT B

                    FORM OF SENIOR BORROWING BASE CERTIFICATE

                                                                       EXHIBIT C

                       FORM OF MCA SERVICER'S CERTIFICATE

                                                                      SCHEDULE I

                                NOTICE ADDRESSES

                                                                         ANNEX 1

                      CALCULATION OF SENIOR BORROWING BASE

The Senior Borrowing Base will be determined based on a cash flow model calculated as set forth below. ACFS will initially make each calculation (or engage a Person to make such calculation on its behalf) of the Senior Borrowing Base, and the Master Collateral Agent will confirm each such calculation.

S&P will provide "Modeling Assumptions" (described below) for each Designated Term Series at or before closing. Upon each addition to the Designated Term Series, S&P will provide Modeling Assumptions for the additional Series. S&P will provide revised Modeling Assumptions if necessary.

The "Modeling Assumptions" will be, collectively, the Expected Cumulative Loss Expectation, Loss Multiple, the Loss Horizon and the Additional Modeling Assumptions.

The model inputs will be based on (i) collateral and bond information as for the last available month for all outstanding Designated Term Series and (ii) the collateral and bond information for an additional Designated Term Series after pricing described under the headings "Collateral Characteristics" and "Securities Characteristics" below.

The following lists details the inputs and modeling assumptions to be included in the calculation of the Senior Borrowing Base:

Collateral Characteristics:

With respect to each Designated Term Series, the weighted average coupon, weighted average original maturity, weighted average remaining maturity and the total pool outstanding will be provided by the Borrowers. (For a new Designated Term Series with a pre-funding account, the collateral characteristics described in the offering documents for such Series will be used with respect to the full face amount of such Designated Term Series for modeling purposes.)

Securities Characteristics

The Borrowers will provide (a) the weighted average coupon on all outstanding notes and certificates to be issued under such Designated Term Series, which shall be calculated based on amounts outstanding as of (i) for outstanding Designated Term Series, the last amount outstanding as of the related calculation date and (ii) for the new Designated Term Series, the amounts and coupons to be in effect on the closing date of such Designated Term Series (assuming the full face amount of such notes and certificates for modeling purposes) and (b) the outstanding face amount of all such outstanding notes and certificates.

Expected Cumulative Loss Expectation

Initially, for all Designated Term Series, the Expected Cumulative Loss Expectation is 10.5%.

Actual Losses to Date

ACFS will provide, on a monthly basis, actual realized losses for each Designated Term Series.

Expected Remaining Losses

Expected Remaining Losses, individually for each Designated Term Series, will equal the Expected Cumulative Loss Expectation minus Actual Losses to Date.

Senior Loss Multiple

Initially, the Senior Loss Multiple will be 1.8.

Loss Horizon

Initially, the Loss Horizon will be:

Months            % of Total Remaining Losses
------            ---------------------------
1 - 12            40%
13 - 24           40%
25 - 36           20%

Transactions seasoned less than 12 months - the original loss assumption for months 13-36 will still apply; the remaining losses to come will be spread evenly over the remaining months in the first year and will equal the difference of (i) the product of (a) the Expected Cumulative Loss Expectation and (b) the original collateral balance plus any pre-funding and (ii) the sum of (a) the net cumulative losses to date and (b) net cumulative losses allocated to months 13-36.

Transactions seasoned between 12 and 24 months - the original loss assumption for months 25-36 will still apply; the remaining losses to come will be spread evenly over the remaining months in the second year and will equal the difference of (i) the product of (a) the Expected Cumulative Loss Expectation and (b) the original collateral balance plus any pre-funding and (ii) the sum of
(a) the net cumulative losses to date and (b) net cumulative losses allocated to months 25-36.

Transactions seasoned over 24 months - the remaining losses to come will be spread evenly over the next 12 months and will equal the difference of (i) the product of (a) the Expected Cumulative Loss Expectation and (b) the original collateral balance plus any pre-funding and (ii) the net cumulative losses to date.

Senior Sub Transactions

Initially the Senior Sub Transactions will be comprised of the following Term securitizations:

AmeriCredit Automobile Receivables Trust 2000-1
AmeriCredit Automobile Receivables Trust 2001-1
AmeriCredit Automobile Receivables Trust 2002-1

Senior Borrowing Base Calculation

Using the Modeling Assumptions for each Designated Term Series and applying the Senior Loss Multiple to the Expected Remaining Losses, a schedule of monthly cash flows will be determined.

A schedule (the "FSA Scheduled Cash Flows") of aggregate monthly residual cash flows for the Designated FSA Series for the period from the date of determination to the date which is 60 months after such date of determination will be determined assuming a trigger event occurs under the related Series Transaction Documents occurs immediately and cash is withheld until such time as trigger event is satisfied.

A schedule (the "Other Wrapped Scheduled Cash Flows") of aggregate monthly residual cash flows for the Designated Non-FSA Series for the period from the date of determination to the date which is 60 months after such date of determination will be determined assuming the most stringent trigger events occur immediately.

The Senior Borrowing Base will be the sum of (a) aggregated schedules of residual cash flows from the Senior Sub Transactions for the period from the date of determination to the date which is 60 months after such date of determination, the FSA Scheduled Cash Flows and the Other Wrapped Scheduled Cash Flows and (b) the outstanding principal amount of BBB/Baa2 rated Asset Backed Securities each of which meet the criteria for "Eligible Security" under the Revolver Credit Agreement but are not pledged to the Revolver Collateral Agent and are pledged to the Master Collateral Agent and (c) cash and A-1/P1 rated investments held by the Master Collateral Agent as Collateral hereunder.

Additional Modeling Assumptions

Prepayment Speed              1.3% ABS
Recovery %                    45%
Recovery Lag                  0 months (all deals seasoned)
Servicing Fee                 2.25%
FSA Premium                   0.25%
FSA Default Premium           0.50%
Reinsurance Premium           4.50%
Spread Account Reinvestment   %      1.50%
Call %                        0%

For transactions with floating rate tranches, the underlying deal employs in the structure either an interest rate cap or interest rate swap. If the tranche benefits from an interest rate cap, Libor will be stressed to a BBB- level as determined by S&P. If the tranche benefits from an interest rate swap, the swap rate will be used.

All other modeling assumptions were based on each deal's structure (i.e., bond coupons, spread account %'s, etc...) and June 2002 distribution data (i.e., current pool balance, current losses, etc...)

                               Table of Contents
                               -----------------

                                                                              Page
                                                                              ----
SECTION 1   DEFINITIONS .....................................................    2

SECTION 2   APPOINTMENT OF MASTER COLLATERAL AGENT ..........................   15

SECTION 3   BORROWERS' GRANT OF SECURITY INTEREST ...........................   15

SECTION 4   BORROWERS REMAIN LIABLE .........................................   17

SECTION 5   COVENANTS REGARDING THE COLLATERAL ..............................   17

SECTION 6   DISTRIBUTIONS ...................................................   21

SECTION 7   THE COLLATERAL ACCOUNT; INVESTMENTS .............................   22

SECTION 8   FEES AND EXPENSES ...............................................   24

SECTION 9   REPRESENTATIONS AND WARRANTIES OF THE MASTER
COLLATERAL AGENT ...........................................................    25

SECTION 10  RESIGNATION BY AND REMOVAL OF THE MASTER COLLATERAL
AGENT; SUCCESSOR MASTER COLLATERAL AGENT ...................................    25

SECTION 11  INDEMNITY ......................................................    26

SECTION 12  LIMITATIONS OF LIABILITY .......................................    27

SECTION 13  ADDITION OF SENIOR FACILITY AGREEMENTS .........................    29

SECTION 14  INCREASE AND DECREASE OF SENIOR FACILITY NOTIONAL
AMOUNTS ....................................................................    29

SECTION 15  ADDITION OF JUNIOR FACILITY AGREEMENTS .........................    30

SECTION 16  JUNIOR FACILITY DISTRIBUTIONS ..................................    31

SECTION 17  SUBORDINATION ..................................................    31

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SECTION 18  TERM OF AGREEMENT ..................................................    35

SECTION 19  NOTICES ............................................................    35

SECTION 20  GOVERNING LAW; VENUE; CONSENT TO JURISDICTION ......................    35

SECTION 21  ASSIGNMENT .........................................................    35

SECTION 22  COUNTERPARTS .......................................................    36

SECTION 23  HEADINGS ...........................................................    36

SECTION 24  THIRD PARTY BENEFICIARIES ..........................................    36

SECTION 25  DEFAULTS; CERTAIN REMEDIES .........................................    36

SECTION 26  LIMITED LIABILITY OF MASTER COLLATERAL AGENT .......................    41

SECTION 27  AMENDMENTS .........................................................    41

EXHIBITS
A    Form of Joinder Supplement
B    Form of Senior Borrowing Base Certificate
C    Form of MCA Servicer's Certificate

SCHEDULES

I    Notice Addresses

ANNEXES

1    Calculation of Senior Borrowing Base

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